UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

NORTH VALLEY BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTH VALLEY BANCORP

300 Park Marina Circle

Redding, California 96001

Dear Shareholders:

The 2013 Annual Meeting of Shareholders of North Valley Bancorp will be held at 5:30 p.m. on Thursday, May 30, 2013, in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California. In connection with the Annual Meeting, we are enclosing the following:

1.	Notice of Annual Meeting of Shareholders
2	Proxy Statement
3.	Proxy
4.	2012 Annual Report to Shareholders

We hope that you will attend the Annual Meeting and encourage you to read all of the enclosed materials carefully.

Whether or not you plan to attend the Annual Meeting in person, please return the Proxy, properly completed and executed, as promptly as possible so that your shares may be represented at the Annual Meeting.

As an added convenience, a shareholder can choose to vote by telephone or by using the Internet as indicated on the Proxy. If you vote by telephone or electronically through the Internet, you do not need to return the Proxy. Please refer to the Proxy Statement for a more complete description of the procedures for telephone and Internet voting.

We appreciate your support and look forward to seeing you at the Annual Meeting on Thursday, May 30, 2013.

Cordially,

J. M. (“Mike”) Wells, Jr.
Chairman of the Board

Michael J. Cushman
President and Chief Executive Officer

NORTH VALLEY BANCORP

Notice of Annual Meeting of Shareholders

Thursday, May 30, 2013

5:30 p.m.

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of North Valley Bancorp, a California corporation (the “Company”), will be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, May 30, 2013, at 5:30 p.m., for the following purposes:

1.	To elect the following Nominees as Directors for a term of one year:

Michael J. Cushman	Timothy R. Magill
Dante W. Ghidinelli	Martin A. Mariani
Kevin D. Hartwick	Dolores M. Vellutini
Patrick W. Kilkenny	J. M. “Mike” Wells, Jr.
Roger B. Kohlmeier
2.	Advisory (Non-Binding) vote to approve the Company’s Executive Compensation (“Say On Pay”).
3.	To ratify the appointment of Crowe Horwath LLP as the Company’s Independent Registered Public Accounting Firm for 2013.

To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Section 15 of the Bylaws of the Company provides for the nomination of Directors, as follows:

“Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Company not less than 21 days nor more than 60 days prior to any meeting of shareholders called for election of Directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman’s instructions, the inspectors of election can disregard all votes cast for each such Nominee.”

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Only shareholders of record at the close of business on April 2, 2013, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Leo J. Graham

Corporate Secretary

Redding, California

April 9, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE, YOU DO NOT NEED TO RETURN THE PROXY.

Notice of Internet Availability: The North Valley Bancorp Proxy Statement for the 2013 Annual Meeting of Shareholders being held on Thursday, May 30, 2013 and the Annual Report to Shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2012) are available on the internet at http://www.novb.com/proxy.aspx.

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NORTH VALLEY BANCORP

300 Park Marina Circle

Redding, California 96001

(530) 226-2900

PROXY STATEMENT

The enclosed proxy card (the “Proxy”) is solicited on behalf of the Board of Directors of North Valley Bancorp, a California corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, at 5:30 p.m., on Thursday, May 30, 2013, and any adjournment or postponement thereof (the “Meeting”). Only shareholders of record at the close of business on April 2, 2013 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 6,835,192 shares of its common stock, no par value (the “Common Stock”). These proxy materials are first being mailed to shareholders on or about April 9, 2013.

On each matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock outstanding in the holder’s name on the books of the Company as of the Record Date. At the 1998 Annual Meeting of Shareholders, the Company’s Articles of Incorporation were amended to provide that no holder of any class of stock of the Company shall be entitled to cumulate votes in connection with any election of Directors of the Company. Therefore, in the election of Directors, each outstanding share of Common Stock is entitled to cast one vote for as many separate nominees as there are Directors to be elected. The nominees who receive the most votes for the number of positions to be filled are elected Directors.

Shareholders may vote without attending the Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Shareholders of record may vote by submitting a Proxy and the instructions for voting by mail, by telephone or by using the Internet are set forth on the Proxy. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Meeting by a written direction to the Company, by a duly executed Proxy bearing a later date, delivered to the Corporate Secretary of the Company, or by voting on a later date by telephone or by using the Internet. A Proxy may also be revoked if the shareholder is present and elects to vote in person at the Meeting.

Any shareholder may choose to vote shares of Common Stock by telephone by calling the toll-free number (at no cost to the shareholder) indicated on the Proxy. Telephone voting is available 24 hours per day. Easy to follow voice prompts allow a shareholder to vote shares and to confirm that instructions have been properly recorded. The Company’s telephone voting procedures are designed to authenticate the identity of shareholders by utilizing individual control numbers. If a shareholder votes by telephone, there is no need to return the Proxy.

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Any shareholder may also choose to vote shares of Common Stock electronically by using the Internet, as indicated on the Proxy. Internet voting procedures are designed to authenticate the identity of a shareholder and to confirm that instructions have been properly recorded. The Company believes these procedures are consistent with the requirements of applicable law. If a shareholder votes electronically by using the Internet, there is no need to return the Proxy.

Notice of Internet Availability: The North Valley Bancorp Proxy Statement for the 2013 Annual Meeting of Shareholders being held on Thursday, May 30, 2013 and the Annual Report to Shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2012) are available on the internet at http://www.novb.com/proxy.aspx.

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Company will reimburse brokerage houses, fiduciaries, custodians and others holding shares in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such shares. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and employees of the Company may (without additional compensation) solicit proxies by telephone, Internet or personal interview, the costs of which the Company will bear. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Company.

Shares of Common Stock will be voted as directed by the shareholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted “FOR” the election of the nominees for Director recommended by the Board of Directors, “FOR” the advisory (non-binding) vote to approve the Company’s executive compensation (“Say On Pay”),and “FOR” ratification of the appointment of Crowe Horwath LLP as the Independent Registered Public Accounting Firm for the Company for the 2013 fiscal year, all as described in the Proxy Statement; and, at the proxyholders’ discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Votes cast will be counted by the inspectors of election at the Meeting. The inspectors will treat abstentions and “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but they are not treated as shares voted on any proposal and therefore will have no effect upon the outcome of any proposal. Broker non-votes are shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member. In the election of Directors, the nominees receiving the highest number of votes will be elected. The approval of any proposal (other than the election of Directors) requires the affirmative vote of a majority of the shares represented and voting at the Annual Meeting (unless a greater number is required as described in a proposal), which shares voting affirmatively also constitute at least a majority of the required quorum.

A COPY OF THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, INCLUDING AUDITED FINANCIAL STATEMENTS (THE “ANNUAL REPORT”), IS ENCLOSED WITH THESE PROXY MATERIALS. ADDITIONAL COPIES OF THE ANNUAL REPORT ARE AVAILABLE UPON REQUEST TO THE CORPORATE SECRETARY. THE ANNUAL REPORT INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CORPORATE SECRETARY MAY BE CONTACTED AT NORTH VALLEY BANCORP, P.O. BOX 994630, REDDING, CALIFORNIA 96099-4630.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

Section 16 of the Bylaws of the Company provides as follows:

“The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, the annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in Section 17, begin immediately after their election and shall continue until their respective successors are elected and qualified. Notwithstanding the rule stated herein that directors shall be elected annually, each director continuing to serve as such at the time of an annual or special meeting of the shareholders shall nevertheless continue as a director until the expiration of the term to which he or she was previously elected by the shareholders, or until his or her prior death, resignation or removal.”

Under Section 15 of the Bylaws of the Company, the authorized number of Directors shall not be less than six (6) nor more than eleven (11), unless and until changed by an amendment approved by the shareholders. The exact number of Directors within said range is fixed from time to time by resolution of the Board of Directors (or by action of the shareholders). The authorized number of Directors has been fixed by resolution of the Board of Directors at nine (9). Accordingly, nine (9) Directors will be elected at the Meeting. All Proxies will be voted for the election of the following nominees recommended by the Board of Directors, unless authority to vote for the election of any Director or all Directors is withheld. All of the nominees are incumbent Directors.

Michael J. Cushman	Dante W. Ghidinelli	Kevin D. Hartwick
Patrick W. Kilkenny	Roger B. Kohlmeier	Timothy R. Magill
Martin A. Mariani	Dolores M. Vellutini	J.M. (Mike) Wells, Jr.

If any of the nominees should unexpectedly decline or be unable to act as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The nine (9) candidates receiving the highest number of votes will be elected.

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The Board of Directors unanimously recommends a vote “FOR” each of the nine (9) nominees listed above: Michael J. Cushman, Dante W. Ghidinelli, Kevin D. Hartwick, Patrick W. Kilkenny, Roger B. Kohlmeier, Timothy R. Magill, Martin A. Mariani, Dolores M. Vellutini, and J. M. (Mike) Wells, Jr.

Stock Ownership of Certain Beneficial Owners

As of the Record Date, April 2, 2013, no person known to the Company (based on Schedule 13G statements filed with the Securities and Exchange Commission) was the beneficial owner of more than five percent (5%) of the outstanding shares of the Company’s Common Stock, except as indicated below:

Name and Address	Title of Class	Number of Shares Beneficially Owned	Percent of Class

Ithan Creek Master Investors (Cayman) L.P. c/o Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210(1)	Common	619,432	9.06%
Castine Captial Management, LLC One International Place, Suite 2401 Boston, Massachusetts 02110(2)	Common	605,601	8.86%
Fidelity Puritan Trust: Fidelity Low-Priced Stock Fund c/o Fidelity Management & Research Company 82 Devonshire Street Boston, Massachusetts 02109(3)	Common	527,500	7.72%
Sander O’Neill Asset Management, LLC 150 East 52nd Street, 30th Floor New York, New York 10022(4)	Common	512,000	7.49%
Heartland Value Fund c/o Heartland Advisors, Inc. 789 North Water Street, Suite 500 Milwaukee, Wisconsin 53202(5)	Common	400,000	5.85%
(1)	Information is based on a Schedule 13G filed by Ithan Creek Master Investors (Cayman) L.P., a Cayman Islands limited partnership (“Ithan Creek”), and Ithan Creek’s sole general partner, Wellington Hedge Management, LLC, on February 14, 2013. Ithan Creek and Wellington Hedge Management, LLC may be deemed to beneficially own 565,633 shares of Common Stock, representing approximately 8.28% of the shares of Common Stock outstanding, based on shared power to vote and dispose of the shares. Information is also based on a separate Schedule 13G filed by Wellington Management Company, LLP, an investment adviser registered under the Investment Advisers Act of 1940, on February 14, 2013, stating that Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to beneficially own 619,432 shares of Common Stock held of record by its investment advisory clients (representing approximately 9.06% of the shares of Common Stock outstanding). This Schedule 13G further states that no such client, except for Ithan Creek, is known by Wellington Management Company, LLP to have ownership interests in more than 5% of the Common Stock.
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(2)	Information is based on a Schedule 13G filed by Castine Partners II, Castine Capital Management, LLC and their Managing Member, Paul Magidson, on February 14, 2013. Each of Castine Capital Management, LLC, by reason of its position as Investment Advisor, and Paul Magidson, by reason of his position as Managing Member of Castine Capital Management, LLC and Castine Partners II, may be deemed to beneficially own 605,601 shares of Common Stock representing approximately 8.86% of the shares of Common Stock outstanding.
(3)	Information is based on a Schedule 13G filed by FMR LLC and its direct and indirect subsidiaries, Edward C. Johnson 3d, Fidelity Management & Research Company and Fidelity Low-Priced Stock Fund on February 14, 2013. Fidelity Low-Priced Stock Fund, an investment company registered under the Investment Company Act of 1940, owned 527,500 shares of Common Stock representing approximately 7.72% of the shares of Common Stock outstanding. Also, Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is beneficial owner of said shares as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson, 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with each Board of Trustees.
(4)	Information is based on a Schedule 13G filed by SOAM Holdings, LLC, Sandler O’Neill Asset Management, LLC and their Managing Member, Terry Maltese, on February 14, 2013. Each of Sandler O’Neill Asset Management, LLC, by reason of its position as Investment Advisor, and Terry Maltese, by reason of his position as Managing Member of Sandler O’Neill Asset Management, LLC, may be deemed to beneficially own 512,000 shares of Common Stock representing approximately 7.49% of the shares of Common Stock Outstanding.
(5)	Information is based on a Schedule 13G filed by Heartland Advisors, Inc. and William J. Nasgovitz on February 7, 2013, with respect to 400,000 shares of Common Stock, representing approximately 5.85% of the shares of Common Stock outstanding, held by the Heartland Value Fund. The Schedule 13G states as follows: The Heartland Value Fund is a mutual fund series of the Heartland Group, Inc., an investment company registered under the Investment Company Act of 1940, as amended. Heartland Advisors, Inc. serves as the Investment advisor to the Heartland Value Fund and Heartland Advisors, Inc. is indirectly controlled by its President, William J. Nasgovitz. By reason of their relationships with the Heartland Value Fund, Heartland Advisors, Inc. and Mr. Nasgovitz may be deemed to share voting and/or dispositive power over the shares of Common Stock held by the Heartland Value Fund. Mr. Nasgovitz disclaims beneficial ownership of these shares.

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Stock Ownership of Directors and Executive Officers

The following table sets forth certain information regarding ownership of the Company’s Common Stock with respect to each current Director of the Company and North Valley Bank, and each current Executive Officer named in the “Summary Compensation Table” on page 22, as well as for all Directors and Executive Officers of the Company and North Valley Bank as a group. All of the shares of Common Stock of the Company shown in the following table are owned both of record and beneficially, except as indicated in the notes to the table, as of April 2, 2013. The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column “Percent of Class”.

[Intentionally Left Blank]

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		Beneficial	Percent of
Beneficial Owner	Position	Ownership(1)	Class(2)
Michael J. Cushman(5)	President and Chief Executive	73,647	1.07%
	Officer and Director,
	North Valley Bancorp
	North Valley Bank
Dante W. Ghidinelli(6)	Director,	30,478	*
	North Valley Bancorp
	North Valley Bank
Leo J. Graham(5)	General Counsel and Corporate	13,279	*
	Secretary,
	North Valley Bancorp
	North Valley Bank
Kevin D. Hartwick(7)	Director,	49,266	*
	North Valley Bancorp
	North Valley Bank
Patrick W. Kilkenny	Director,	3,770	*
	North Valley Bancorp
	North Valley Bank
Roger B. Kohlmeier	Director,	19,630	*
	North Valley Bancorp
	North Valley Bank
Gary S. Litzsinger(5)	Executive Vice President and	7,828	*
	Chief Risk Officer,
	North Valley Bancorp
	North Valley Bank
Scott R. Louis(5)	Executive Vice President and	24,179	*
	Chief Operating Officer,
	North Valley Bancorp
	North Valley Bank
Timothy R. Magill	Director,	26,661	*
	North Valley Bancorp
	North Valley Bank
Martin A. Mariani(8)	Director,	26,953	*
	North Valley Bancorp
	North Valley Bank
Roger D. Nash(5)	Executive Vice President and	42,224	*
	Chief Credit Officer,
	North Valley Bancorp
	North Valley Bank
Dolores M. Vellutini(9)	Director,	36,244	*
	North Valley Bancorp
	North Valley Bank
Kevin R. Watson(5)	Executive Vice President and	13,906	*
	Chief Financial Officer,
	North Valley Bancorp
	North Valley Bank
J.M. (“Mike”) Wells, Jr. (10)	Chairman,	32,792	*
	North Valley Bancorp
	North Valley Bank
All Directors and Executive		400,857	5.79%
Officers as a group
(14 persons) (11) (12) (13)
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(1)	Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, sole investment and voting power is held by the beneficial owner of all shares unless noted otherwise. Includes stock options granted pursuant to the North Valley Bancorp 1998 Employee Stock Incentive Plan and the North Valley Bancorp 2008 Stock Incentive Plan with: 27,203 shares exercisable within 60 days of April 2, 2013, by Mr. Cushman; 5,288 shares exercisable within 60 days of April 2, 2013,by Mr. Ghidinelli; 8,699 shares exercisable within 60 days of April 2, 2013, by Mr. Graham; 5,288 shares exercisable within 60 days of April 2, 2013, by Mr. Hartwick; 2,000 shares exercisable within 60 days of April 2, 2013, by Mr. Kilkenny;5,072 shares exercisable within 60 days of April 2, 2013, by Mr. Kohlmeier;6,241 shares exercisable within 60 days of April 2, 2013, by Mr. Litzsinger; 5,690 shares exercisable within 60 days of April 2, 2013, by Mr. Louis; 2,000 shares exercisable within 60 days of April 2, 2013, by Mr. Magill; 5,072 shares exercisable within 60 days of April 2, 2013, by Mr. Mariani;7,610 shares exercisable within 60 days of April 2, 2012, by Mr. Nash; 5,288 shares exercisable within 60 days of April 2, 2013, by Ms. Vellutini;8,585 shares exercisable within 60 days of April 2, 2012, by Mr. Watson; and 4,728 shares exercisable within 60 days of April 2, 2013, by Mr. Wells. Includes shares allocated under the North Valley Bancorp Employee Stock Ownership Plan through December 31, 2012, with: 1,042 shares allocated to Mr. Cushman, 417 shares allocated to Mr. Graham, 234 shares allocated to Mr. Litzsinger, 323 shares allocated to Mr. Louis, 281 shares allocated to Mr. Nash and 320 shares allocated to Mr. Watson.

(2)	Includes stock options exercisable within 60 days of April 2, 2013, as indicated in footnote 1. Percentages are based on 6,835,192 shares outstanding. An “*” indicates less than one percent.

(3)	Intentionally omitted.

(4)	Intentionally omitted.

(5)	Michael J. Cushman is President and Chief Executive Officer of North Valley Bancorp and North Valley Bank; Kevin R. Watson is Executive Vice President and Chief Financial Officer of North Valley Bancorp and North Valley Bank; Scott R. Louis is Executive Vice President and Chief Operating Officer of North Valley Bancorp and North Valley Bank; Roger D. Nash is Executive Vice President and Chief Credit Officer of North Valley Bancorp and North Valley Bank; Gary S. Litzsinger is Executive Vice President and Chief Risk Officer of North Valley Bancorp and North Valley Bank; Leo J. Graham is General Counsel and Corporate Secretary of North Valley Bancorp and North Valley Bank (collectively, the “Executive Officers”).

(6)	Includes 4,172 shares held by Mr. Ghidinelli as Trustee for the Balma Grandchildren Trust.

(7)	Includes 84 shares held in custodian accounts for Mr. Hartwick’s children.

(8)	Includes 7,669 shares held by Mr. Mariani’s children and as to which Mr. Mariani disclaims beneficial ownership.

(9)	Includes 302 shares held by Ms. Vellutini’s spouse and 3,792 shares held by Ms. Vellutini’s son and as to which Ms. Vellutini disclaims beneficial ownership.
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(10)	Includes 26,404 shares held by The Wells Family Trust, of which Mr. Wells is Trustee. Includes 350 shares held by Mr. Wells’ spouse and as to which Mr. Wells disclaims beneficial ownership. Includes 1,310 shares held by the Estate of Jean M. Wells, of which Mr. Wells is the Executor.

(11)	This group includes all current Executive Officers and Directors of the Company and its subsidiary, North Valley Bank.

(12)	See footnotes 6, 7, 8, 9, 10, and 11. Includes 98,764 shares subject to options exercisable within 60 days of April 2, 2013 by Messrs. Cushman, Ghidinelli, Graham, Hartwick, Kohlmeier, Litzsinger, Louis, Mariani, Nash, Vellutini, Watson and Wells under the North Valley Bancorp 1998 Employee Stock Incentive Plan and the North Valley Bancorp 2008 Stock Incentive Plan. Also includes 2,617 shares allocated under the North Valley Bancorp Employee Stock Ownership Plan through December 31, 2012, to Messrs. Cushman, Graham, Litzsinger, Louis, Nash, and Watson.

(13)	In calculating the percentage of ownership, all shares which the identified person has the right to acquire by the exercise of options are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

Certain information with respect to the nine (9) nominees for Director of the Company is provided below:

Michael J. Cushman (age 58), has been a Director of the Company since February 1999, and is President and Chief Executive Officer of the Company and its subsidiary, North Valley Bank. Mr. Cushman served as Senior Vice President and Chief Business Banking Officer of North Valley Bank from March 1998 to February 1999. From March 1995 through March 1998, he was a self-employed investor. From November of 1994 through March of 1995, Mr. Cushman served as Vice President of Tri-Counties Bank, which acquired Country National Bank in November of 1994 where Mr. Cushman had served as President and Chief Executive Officer since September of 1992.

Dante W. Ghidinelli (age 65), has been a Director of the Company since 1993. He is a Certified Public Accountant. Mr. Ghidinelli was a partner in Nystrom & Company since 1974. In 2012 Nystrom & Company, LLP merged with Matson & Isom. Mr. Ghidinelli retired as a partner from that firm in 2012.

Kevin D. Hartwick (age 51), was a Director of Six Rivers National Bank and became a Director of the Company in October 2000, when North Valley Bank acquired Six Rivers National Bank. Mr. Hartwick has been a Certified Public Accountant and managing partner with Cholwell Benz & Hartwick in Crescent City, California since 1989.

Patrick W. Kilkenny (age 66), has been a Director of the Company since 2011. Formerly, he was the Chairman, President and Chief Executive Officer of the National Bank of the Redwoods and President and Chief Executive Officer of Redwood Empire Bancorp, its holding company. He is currently self-employed as a business consultant in business finance, banking, and capital markets. Mr. Kilkenny received a Bachelor Science of Commerce – Finance from Santa Clara University in 1969, and a Juris Doctorate from Empire College School of Law.

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Roger B. Kohlmeier (age 73), was a Director of Yolo Community Bank and became a Director of the Company in August 2004, when North Valley Bank acquired Yolo Community Bank. He was the founding President and Chief Executive Officer of Bank of Woodland which changed its name to Business & Professional Bank, at which time he retired but continued as Director until its sale to U.S. Bank of California in 1997. He is a graduate of California Polytechnic University of San Luis Obispo and is actively involved with the Economic Development Council and Woodland Health Care.

Timothy R. Magill (age 63), has been a Director of the Company since 2011. He was a founding Director of Yolo Community Bank with its main office in Woodland, California. In 2004, Yolo Community Bank was acquired and operated as a subsidiary of the Company and Mr. Magill continued as a Director of the subsidiary bank, which did business as Yolo Community Bank, and subsequently as North Valley Business Bank, and in 2006 was merged into North Valley Bank. Prior to that, Mr. Magill was a Director of Bank of Woodland. Mr. Magill holds an MBA degree from California State University at Sacramento. Since 1987, Mr. Magill has worked in various capacities, including General Manager, Division President, District Manager, and Marketing and Planning Development Manager for Waste Management, Inc. Mr. Magill retired from Waste Management, Inc. in 2012 and remains an outside consultant to that firm.

Martin A. Mariani (age 56), was a Director of Yolo Community Bank and became a Director of the Company in August 2004, when North Valley Bank acquired Yolo Community Bank. He is a partner in Mariani Nut Company of Winters, California. He graduated from the University of California, Davis in 1978.

Dolores M. Vellutini (age 75), was a Director of Six Rivers National Bank and became a Director of the Company in October 2000, when North Valley Bank acquired Six Rivers National Bank. She is a developer and the owner of Vellutini Properties in Eureka, California.

J. M. (“Mike”) Wells, Jr. (age 72), is Chairman and a founding member of the Board of Directors of the Company. Mr. Wells was formerly a member of the law firm of Wells, Small, Selke & Graham, a Law Corporation, located in Redding, California. Mr. Wells practiced law with that firm starting in 1972 and retired in 2004. Mr. Wells received a Bachelor of Arts in Economics from Stanford University and a Juris Doctorate from Hastings College of the Law.

Certain information with respect to the current Executive Officers of the Company and North Valley Bank (other than Michael J. Cushman, listed above as a Director) is provided below:

Kevin R. Watson (age 47), has served as Executive Vice President and Chief Financial Officer of the Company and its subsidiary since March 2006. Prior to that, he served as Chief Financial Officer at Calnet Business Bank in Sacramento from January 2004 to March 2006. Prior to Calnet Business Bank, his experience includes serving as the Chief Financial Officer of California Independent Bancorp and Feather River State Bank from April 2001 to January 2004.

Scott R. Louis (age 63), has served as Executive Vice President and Chief Operations Officer of the Company and its subsidiary since October 2005. Prior to that, he served as Senior Vice President and Chief Operating Officer since joining the Company in April 2005. Prior to joining the Company, Mr. Louis served as First Vice President at Farmers and Merchants Bank in Lodi, California. Mr. Louis began his financial services career with Bank of America in 1971.

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Roger D. Nash (age 65), has served as Executive Vice President and Chief Credit Officer of the Company and its subsidiary since September 2006. Prior to that, he served as Chief Lending Officer of the Company and its subsidiary since joining the Company in October 2005. Prior to that, he served 35 years at Bank of America, most recently as Senior Vice President/Senior Client Manager in Visalia, California. While at Bank of America, he also served as Senior Vice President/Credit Risk Manager and as Senior Vice President in Business Lending.

Gary S. Litzsinger (age 57), has served as Executive Vice President and Chief Risk Officer of the Company and its subsidiary since October 2005. Prior to that, he served as Senior Vice President and Chief Risk Officer since joining the Company in July, 2004. Prior to joining the Company, Mr. Litzsinger served as Director of Audit and Risk Management for Humboldt Bancorp and Audit Manager for California Federal Savings Bank in Sacramento. He began his audit career in 1990 and obtained his California CPA license in 1994.

Leo J. Graham (age 62), has served as Corporate Secretary and General Counsel of the Company and its subsidiary since January 2004. Mr. Graham was formerly a member of the law firm of Wells, Small, Selke & Graham, a Law Corporation, located in Redding, California. Mr. Graham practiced law with that firm starting in 1978. Mr. Graham received a Bachelor of Arts in Political Science from the University of California, Berkeley and a Juris Doctor from the University of Santa Clara School of Law.

None of the Company’s Directors is a director of any other company that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. There are no family relationships between any of the Directors and Executive Officers of the Company.

GOVERNANCE OF THE COMPANY

Code of Business Conduct and Ethics

The Board of Directors of North Valley Bancorp believes the cornerstones of our business are honesty, truthfulness, integrity and ethics.

In keeping with this belief, the Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to the Board of Directors and the officers and employees of the Company and North Valley Bank. The North Valley Bancorp Code of Business Conduct and Ethics is available through the Shareholders Relations link on the Company’s website at http://www.novb.com/shareholderrelations.aspx. A copy of the Code of Business Conduct and Ethics may be obtained without charge by submitting a request to the Corporate Secretary, P.O. Box 994630, Redding, CA 96099-4630.

Director Independence

The Board of Directors of the Company has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations including the provisions of the Sarbanes-Oxley Act of 2002 (“SOX”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the corporate governance listing standards of The NASDAQ Stock Market (“NASDAQ”).

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The Board of Directors has determined that a majority of the Board of Directors is comprised of “Independent Directors” within the requirements of SOX, SEC and NASDAQ. The Board of Directors has further determined that Director Michael J. Cushman, who is employed as the President and Chief Executive Officer of the Company, is not independent.

The “Independent Directors” held five (5) regularly scheduled meetings during 2012 (executive sessions) at which only the “Independent Directors” were present.

Leadership Structure

The positions of Chairman of the Board of Directors and President and Chief Executive Officer are filled by different persons. Mr. Wells, an Independent Director, serves as Board Chairman, while Mr. Cushman serves as President and Chief Executive Officer. The Board believes that separating the roles of Chairman and Chief Executive Officer is preferable and in the best interests of shareholders because it gives the Independent Directors a significant role in setting priorities and enhances the Board’s ability to fulfill its oversight responsibilities. Separating the positions also provides an independent viewpoint and focus at meetings of the Board and improves communication between executive management and the Board.

Risk Oversight

Risk management is the responsibility of management and risk oversight is the responsibility of the Board of Directors. The Board administers its risk oversight function principally through a division of responsibility within its committee structure, with each committee of the Board of Directors being responsible for overseeing risk within its area of responsibility. The responsibilities of the Board committees are discussed under each committee below. Some significant risk oversight matters are reported directly to the Board, including matters not falling within the area of the responsibility of any committee. Types of risks with the potential to adversely affect the Company include credit, interest rate, liquidity, and compliance risks, and risks relating to our operations and reputation. Management regularly provides the Board of Directors and its various committees with a significant amount of information regarding a wide variety of matters affecting the Company. Matters presented to the Board and Board committees generally include information with respect to risk, including input from Gary S. Litzsinger, Executive Vice President and Chief Risk Officer. The Board and its committees consider the risk aspects of such information and often request additional information with respect to issues that involve risks to the Company. The Board and its committees also raise risk issues on their own initiative.

Review of Risk Associated with Compensation Plans

The Company develops and implements compensation plans that provide strategic direction to the plan participants and engage them in the Company’s success, thereby contributing to shareholder value. The Board of Directors believes that its approach to goal setting, performance evaluation and discretion in the payout of incentives help to mitigate excessive risk-taking that could harm the Company or reward poor judgment by senior officers. The Company’s pay programs are designed to reward outstanding individual and team performance while mitigating risk-taking behavior that might affect financial results. The Compensation Committee met with senior officers, including the General Counsel and Corporate Secretary of the Company, to review the 2013 incentive compensation plans and concluded that, based on the controls described above and elsewhere in this Proxy Statement, that such plans do not present risks that are reasonably likely to have a material adverse affect on the Company.

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Committees of the Board of Directors

The Board of Directors of the Company has established the following committees of the Board: Audit, Nominating, Compensation and Executive/Corporate Governance.

The current members of the Board and the Committees of the Board on which they serve are as follows:

Director(2)	Audit Committee	Nominating Committee	Compensation Committee	Executive Committee	Governance Committee
Michael J. Cushman				*	*
Dante W. Ghidinelli	**			*	*
Kevin D. Hartwick (1)	*
Patrick W. Kilkenny	*
Roger B. Kohlmeier	*	*	*		*
Timothy R. Magill		*	*
Martin A. Mariani		**	**
Dolores M. Vellutini	*
J. M. (“Mike”) Wells, Jr. (3)	*	*	*	**	**

*	Member

**	Chairman

(1)	Mr. Hartwick is the Chairman of the Director’s Loan Committee of North Valley Bank.

(2)	The entire Board of Directors serves on the Director’s Loan Committee of North Valley Bank.

(3)	Mr. Wells as Chairman of the Company serves on all Board Committees.

Audit Committee

The functions of the Audit Committee are more particularly described in the Audit Committee Charter, which is attached to this Proxy Statement as Appendix A. The Board of Directors has determined that Chairman Dante W. Ghidinelli and Director Kevin D. Hartwick each qualify as a result of their accounting backgrounds as an Audit Committee Financial Expert as defined under the SOX, SEC rules and regulations and NASDAQ listing standards. The Audit Committee met seven (7) times in 2012. For more information, see the “Report of the Audit Committee” on page 38.

Nominating Committee

The Board of Directors has adopted a Nominating Committee Charter and appoints the members of the Nominating Committee. All of the members are “independent” within the requirements of SOX, SEC and NASDAQ. The Nominating Committee held one (1) meeting in 2012. The functions of the Nominating Committee are more particularly described in the Nominating Committee Charter, which is attached to this Proxy Statement as Appendix B.

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The Nominating Committee Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Nominating Committee in the same manner as any other recommendation and in each case in accordance with the Nominating Committee Charter. Shareholders that desire to recommend candidates for consideration by the Nominating Committee should mail or deliver written recommendations to the Nominating Committee addressed as follows: North Valley Bancorp Nominating Committee, P.O. Box 994630, Redding, CA 96099-4630. Each recommendation should include the experience of the candidate that qualifies the candidate for consideration as a potential director for evaluation by the Nominating Committee. Shareholders who wish to nominate a candidate for election to the Company’s Board of Directors, as opposed to recommending a potential nominee for consideration by the Nominating Committee, are required to comply with the advance notice and any other requirements of the Company’s Bylaws, applicable laws and regulations.

Compensation Committee

The Board of Directors has formed a Compensation Committee and appoints the members of the Compensation Committee, comprised solely of independent Directors. This Committee reviews and recommends to the Board of Directors the salaries, performance-based incentives, both annual and long term, and other matters relating to compensation of the Executive Officers.

The Compensation Committee also reviews and approves various other compensation policies and matters. The Compensation Committee held six (6) meetings in 2012. For more information, see the “Report of the Compensation Committee” on page 37. The functions of the Compensation Committee are more particularly described in the Compensation Committee Charter, which is attached to this Proxy Statement as Appendix C.

Executive/Corporate Governance Committee

The Company has an Executive/Corporate Governance Committee which functions to review, evaluate and make decisions on actions that are required between the regular meetings of the Board of Directors. In addition, this Committee functions to review and recommend to the Board of Directors principles, policies and procedures affecting the Board of Directors and its operation and effectiveness. The Committee further oversees the evaluation of the Board of Directors and its effectiveness. The Committee did not meet in 2012.

Meetings of the Board of Directors

During 2012, the Board of Directors held six (6) regularly scheduled meetings and two (2) special meetings and each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he or she was a Director) and the total number of meetings of Committees of the Board of Directors on which such Director served (during the periods that he or she served).

The Company encourages the members of its Board of Directors to attend the Company’s annual meeting of shareholders each year. All of the Directors, except one, attended the Company’s Annual Meeting of Shareholders held in 2012.

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Shareholder Communications with Directors

A shareholder who wishes to communicate directly with the Board of Directors, a Committee of the Board or an individual Director should send correspondence to:

Board of Directors (or Committee Name or Director’s Name)

c/o Corporate Secretary

North Valley Bancorp

P.O. Box 994630

Redding, California 96099-4630

The Corporate Secretary has been instructed to forward such correspondence to the Board Committee or individual as addressed as soon as practicable. If it is marked “Personal and Confidential”, it will only be forwarded to the addressee. The Board has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Directors and Executive Officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than 10% shareholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to its Officers, Directors and 10% shareholders were complied with on a timely basis.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Board of Directors of North Valley Bancorp strives to ensure that its compensation programs are consistent with the strategic goals and objectives of the Company and maintains the standards of good corporate governance.

Philosophy

All elements of the Company’s compensation program are designed to attract and retain key employees, motivating them to achieve and rewarding them for superior performance. Different programs are geared to short and longer-term performance with the goal of increasing shareholder value over the long term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. North Valley Bancorp believes the performance of every employee is important to its success and recognizes the importance of executive compensation and incentive programs to achieve improved performance.

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North Valley Bancorp believes that the compensation of its executives should reflect their success as a management team, rather than individuals, in attaining key operating objectives, such as growth of deposits, loans, maintaining credit quality, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for its stock. North Valley Bancorp believes that the performance of the executives in managing the Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. North Valley Bancorp also believes that their compensation should not be based on the short-term performance of the Company stock, whether favorable or unfavorable, but rather that the price of the Company stock will, in the long-term, reflect its operating performance, and ultimately, the management of the Company by its executives. North Valley Bancorp seeks to have the long-term performance of the Company stock reflected in executive compensation through stock option awards.

Compensation Committee Interlocks and Insider Participation

During the fiscal year 2012, Michael J. Cushman participated in deliberations of the Company’s Board of Directors concerning Executive Officer compensation for all Executive Officers, excluding himself.

Overview of Compensation and Process

Elements of compensation for corporate executives include: salary, bonus, stock option awards, deferred compensation plans, salary continuation plan, health, disability and life insurance, and perquisites. Base salaries for Executive Officers are reviewed and considered for adjustment at a meeting of the Compensation Committee held in the first quarter of each year. At this meeting, the Compensation Committee also reviews and recommends the management incentive plan for the fiscal year (the “Executive Discretionary Incentive Plan”) and recommends stock option awards for the Company’s Executive Officers and certain other eligible employees.

At the start of each fiscal year, it has been the practice of the Compensation Committee to meet and review the history of all the elements of each Executive Officer’s total compensation over previous years and compare the compensation of the Executive Officers with that of the executive officers in an appropriate market place and industry comparison group. Typically, the Chief Executive Officer makes compensation recommendations to the Compensation Committee with respect to the Executive Officers who report to him. Such Executive Officers are not present at the time of these deliberations. The Chairman of the Board then makes compensation recommendations to the Compensation Committee with respect to the Chief Executive Officer, who is absent from that meeting. The Compensation Committee may accept or adjust such recommendations.

The Compensation Committee has the authority to directly engage outside consultants and in the fall of 2012, the Committee engaged EW Partners, Inc. to assist in evaluating the Company’s compensation practices and to provide advice concerning Director and Executive compensation. Specifically, the Compensation Committee asked EW Partners, Inc. to conduct a compensation review of the Independent Directors of the Company and the Bank and of the six named Executive Officers. As further discussed below, EW Partners, Inc.’s review consisted of a market data assessment and competitive review and analysis of base salary, incentive plans, and benefits/perquisites. EW Partners, Inc. reports directly to the Chairman of the Compensation Committee and, in the performance of its duties, EW Partners, Inc. interacted with the Chief Executive Officer, Chief Financial Officer, and Executive Officers as it deemed appropriate in order to gather information necessary for its evaluation. EW Partners, Inc. is not affiliated with North Valley Bancorp nor did it provide any other services for the Company in 2012.

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North Valley Bancorp chooses to pay each element of compensation as a means to attract and retain the necessary executive talent, reward annual performance and provide incentive for their balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of the Compensation Committee, which uses the following factors to determine the amount of salary and other benefits to pay each Executive Officer:

•	Performance against corporate and individual objectives for the previous year;

•	Value of their unique skills and capabilities to support long-term performance of the Company;

•	Achievement of strategic objectives;

•	Earnings per share;

•	Deposits and/or loan growth; and

•	Any of the above measures compared to peer or other companies.

These elements fit into our overall compensation objectives by helping to secure the future potential of our operations, facilitating our strategic plan, providing proper compliance and regulatory compliance, and helping to create a cohesive team. Actual performance measures for the Executive Officers are set by the Compensation Committee. During 2012, an outside benefits attorney was engaged by the Company to review non-qualified deferred compensation plans and to recommend changes to those plans to make them conform with IRS regulations and regulatory requirements and, further, to advise with regard to best practices concerning the structure and implementation of those plans.

At the Company’s annual meeting of shareholders held on May 31, 2012, the shareholders approved, on an advisory basis, the compensation paid to the Company’s executive officers. The favorable outcome of that “Say on Pay” proposal was taken into account by the Board of Directors and the Compensation Committee in determining the Company’s annual compensation policies and decisions. The shareholders are being asked to indicate their further support for our executive compensation program in the 2013 “Say on Pay” proposal set forth below. See Proposal No. 2, “Advisory (Non-Binding) Approval of the Company’s Executive Compensation,” on page 40.

EXECUTIVE COMPENSATION

At the meeting held in January 2013, the Compensation Committee evaluated the performance of the Chief Executive Officer and the other members of the Executive Team. The Compensation Committee determined the Executive Team succeeded in meeting the strategic goals set for the Company during 2012. In consultation with outside consultant EW Partners, Inc., the Compensation Committee did a thorough review of the data presented by the independent consultant with regard to peer bank information, including a detailed analysis provided by EW Partners, Inc. of the companies’ compensation plans. This market study conducted by the independent consultants, along with a study done by the California Bankers Association, which provided peer bank information as to both director compensation and executive compensation, was used by the Compensation Committee to determine whether the Executive Team’s base salary and total compensation was consistent with its peer group and current market factors. In addition, the independent consultant reviewed the design of and process used to award the Executive Officers incentives under the Executive Incentive Plan. Based on a review of the information provided to the Compensation Committee and because of the over-all improvement of the financial condition of the Company and the Bank, the Compensation Committee recommended to the Board of Directors that adjustments be made to base salaries, incentive bonus payments be awarded, and stock options be granted to the Executive Team in January 2013, as set forth in the “Summary Compensation Table” on page 22 and the “Report of the Compensation Committee” on page 37.

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Base Salary

It is the goal of the Company’s Compensation Committee to establish salary compensation for its Executive Officers based on the Company’s operating performance relative to comparable peer companies over a three-year to five-year period. The Compensation Committee believes this provides an opportunity to attract and retain talented managerial employees, both at the senior executive level and below. In January, 2013, the Board of Directors, acting upon the recommendation of the Compensation Committee, approved base salary adjustments for the Executive Officers in recognition of the overall improved performance of the Company and Bank as set forth in the “Report of the Compensation Committee” on page 37.

Bonus

The Executive Discretionary Incentive Plan set annually by the Compensation Committee is designed to reward the Company’s Executives for the achievement of short-term financial goals, including increases in performance against peer banks, the achievement of short-term and long-term strategic goals, and overall financial performance of the Company. It is the Company’s general philosophy that management be rewarded for their performance as a team in the attainment of these goals, rather than individually. North Valley Bancorp believes that this is important to aligning our Executive Officers and promoting teamwork among them. Bonus percentages for Executive Officers were initially suggested by a compensation consultant based on an analysis of peer banks and industry sector considerations. Those basic percentages, which are discretionary with the Compensation Committee, have generally been followed in recent years. Those percentages are as follows: for Executive Officers other than the Chief Executive Officer, the range is 10% - 40% of base salary; and for the Chief Executive Officer, the range is 10% - 50% of base salary. Similarly, Executive Officers are eligible for discretionary incentive stock option awards based on the following percentages: for Executive Officers other than the Chief Executive Officer, the range is 0% - 5% of base salary as the number of options considered for award; and for the Chief Executive Officer, the range is 0% - 6% of base salary as the number of options considered for award.

Although each Executive Officer is eligible to receive a bonus award at the discretion of the Compensation Committee, the granting of the award as to any individual, officer or as a group, is first at the discretion of the Chief Executive Officer and then, based on his recommendation, at the discretion of the Compensation Committee and the entire Board of Directors. The Compensation Committee may choose whether to award a bonus and decides on the actual level of the award in light of all relevant factors after completion of the applicable fiscal year. At the meeting of the Board of Directors on January 31, 2013, the Board of Directors awarded the Chief Executive Officer and the Executive Officers bonuses for the 2012 fiscal year effective immediately. The bonuses to the Chief Executive Officer and the Executive Officers for the 2012 fiscal year were awarded on the basis of the overall improved financial performance of the Company and the Bank, the meeting of strategic goals, including reduction in non-performing assets, overall improvement in credit quality, and improvements in quarter after quarter earnings of the Company and Bank.

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The following Summary Compensation Table sets forth the compensation of the President and Chief Executive Officer (Principal Executive Officer) and the Executive Vice President and Chief Financial Officer (Principal Financial Officer) of the Company and all of the other Executive Officers for services in all capacities provided to the Company and North Valley Bank during 2012, 2011, and 2010:

SUMMARY COMPENSATION TABLE

		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name and Principal Position	Year	(1)($)	(2)($)	($)	(3)($)	($)	(4)($)	(5)($)	($)

Michael J. Cushman	2012	$316,031	$134,313	$—	$57,334	$—	$251,821	$7,397	$766,896
President and Chief	2011	$300,982	$90,294	$—	$30,435	$—	$239,313	$5,827	$666,851
Executive Officer	2010	$300,982	$—	$—	$—	$—	$93,469	$5,426	$399,877

Kevin R. Watson	2012	$206,388	$67,076	$—	$24,962	$—	$172,986	$15,544	$486,956
Executive Vice President	2011	$196,560	$68,787	$—	$30,435	$—	$146,276	$12,196	$454,254
and Chief Financial Officer	2010	$196,560	$—	$—	$—	$—	$28,738	$10,538	$235,836

Scott R. Louis	2012	$169,785	$55,180	$—	$20,536	$—	$86,518	$10,876	$342,895
Executive Vice President	2011	$161,700	$56,595	$—	$30,435	$—	$74,776	$6,645	$330,151
and Chief Operating Officer	2010	$161,700	$—	$—	$—	$—	$15,317	$5,195	$182,212

Roger D. Nash	2012	$169,785	$55,180	$—	$20,536	$—	$106,530	$10,420	$362,451
Executive Vice President	2011	$161,700	$56,595	$—	$30,435	$—	$93,761	$6,829	$349,320
and Chief Credit Officer	2010	$161,700	$—	$—	$—	$—	$16,655	$5,069	$183,424

Gary S. Litzsinger	2012	$140,000	$45,500	$—	$15,240	$—	$42,874	$6,286	$249,900
Executive Vice President	2011	$120,000	$42,000	$—	$30,435	$—	$35,369	$2,253	$230,057
and Chief Risk Officer	2010	$120,000	$—	$—	$—	$—	$7,587	$2,095	$129,682

Leo J. Graham	2012	$187,958	$61,087	$—	$22,733	$—	$180,491	$10,367	$462,636
General Counsel and	2011	$179,000	$62,664	$—	$30,435	$—	$173,996	$6,182	$452,277
Corporate Secretary	2010	$179,000	$—	$—	$—	$—	$51,673	$4,479	$235,152

(1)	Base salary includes 401(k) Plan and Executive Deferred Compensation Plan (“EDCP”) contributions made by the named officers.

(2)	These bonus amounts were paid in 2013 and 2012 attributable to 2012 and 2011 performance, respectively.

(3)	The amount reported in this column is the dollar amount recognized for financial statement reporting purposes as the grant date fair value for 2012 in accordance with FAS ASC Topic 718. The assumptions used to calculate the grant date fair value are described in Footnote 1 to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(4)	The amounts in this column represent the increase in the actuarial net present value of all future retirement benefits under the individual’s salary continuation plan and the above-market or preferential earnings on any nonqualified deferred compensation. The above-market rate is determined by using the amount above 120% of the Federal long-term rate. For 2012, the interest rate paid was 8.00% and the above-market rate was determined to be 2.97%. For 2011, the interest rate paid was 8.00% and the above-market rate was determined to be 4.38%. For 2010, the interest rate paid was 8.00%, and the above-market rate was determined to be 4.68%.

(5)	Included in this column are perquisites described below in the table under the heading “Perquisites.”
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 Perquisites

Executive Officers who participated in the North Valley Bancorp 401(k) Plan received matching funds, as did all employees of the Company who participated in the Plan. All of the Company’s employees and Executive Officers named in the Summary Compensation Table above are eligible to participate in the Company’s ESOP Plan. Executive Officers, in addition, are eligible to receive the same health and insurance benefits as made available to all other employees of the Company. In addition, Executive Officers are eligible to participate in executive and key employee deferred compensation plans as discussed hereafter. Executive Officers also have certain 2012, 2011, and 2010 perquisites as follows:

Name and Principal Position	Year	Auto Allowance ($)	Club Memberships & Dues ($)	401(k) Matching Contribution ($)	ESOP ($)	Total ($)

Michael J. Cushman	2012	$1,773	$4,020	$—	$1,604	$7,397
President and Chief	2011	$620	$4,330	$—	$877	$5,827
Executive Officer	2010	$646	$3,960	$—	$820	$5,426

Kevin R. Watson	2012	$6,000	$3,960	$3,980	$1,604	$15,544
Executive Vice President	2011	$6,000	$4,120	$1,351	$725	$12,196
and Chief Financial Officer	2010	$6,000	$3,880	$—	$658	$10,538

Scott R. Louis	2012	$731	$4,330	$4,366	$1,449	$10,876
Executive Vice President	2011	$731	$3,850	$1,482	$582	$6,645
and Chief Operating Officer	2010	$731	$3,920	$—	$544	$5,195

Roger D. Nash	2012	$586	$4,020	$4,366	$1,448	$10,420
Executive Vice President	2011	$586	$4,180	$1,482	$581	$6,829
and Chief Credit Officer	2010	$586	$3,940	$—	$543	$5,069

Gary S. Litzsinger	2012	$1,281	$1,495	$2,378	$1,132	$6,286
Executive Vice President	2011	$372	$900	$550	$431	$2,253
and Chief Risk Officer	2010	$372	$1,320	$—	$403	$2,095

Leo J. Graham	2012	$—	$3,935	$4,833	$1,599	$10,367
General Counsel and	2011	$—	$3,900	$1,641	$641	$6,182
Corporate Secretary	2010	$—	$3,880	$—	$599	$4,479

Stock Option Awards

North Valley Bancorp intends that its stock option award program be the primary vehicle for offering long-term incentives and rewarding its Executive Officers and key employees. The Company also regards its stock option award program as a key retention tool. This is a very important factor in its determination of the type of option award to grant and the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option and the market price of the Company’s Common Stock, North Valley Bancorp has always believed that granting stock options is the best method of motivating the Executive Officers to manage the Company in a manner that is consistent with the interests of the Company and its shareholders.

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Timing of Grants

Stock options awarded to the Company’s Executive Officers and other key employees are typically granted annually in conjunction with a review of the individual performance of its Executive Officers. This review typically takes place at the meeting of the Compensation Committee held in conjunction with the quarterly meeting of the Board in January following the fiscal year under consideration. Grants to newly hired employees are effective on the date of grant as consideration for the hiring of the new employee. The exercise price of all stock options is set at the closing price of Common Stock as reported on the NASDAQ Global Select Market on the date of grant.

2012 GRANTS OF PLAN-BASED AWARDS TABLE

								All Other	All Other
								Stock	Option
								Awards:	Awards:
								Number of	Number of	Exercise or	Grant Date
		Estimated Future Payouts Under			Estimated Future Payouts Under			Shares of	Securities	Base Price	Fair Value of
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Stock or	Underlying	of Option	Stock and
		Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Option Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($ / Sh)	($)

Michael J. Cushman	3/8/2012	—	—	—	—	—	—	—	9,029	$11.25	$57,334
Kevin R. Watson	3/8/2012	—	—	—	—	—	—	—	3,931	$11.25	$24,962
Scott R. Louis	3/8/2012	—	—	—	—	—	—	—	3,234	$11.25	$20,536
Roger D. Nash	3/8/2012	—	—	—	—	—	—	—	3,234	$11.25	$20,536
Gary S. Litzsinger	3/8/2012	—	—	—	—	—	—	—	2,400	$11.25	$15,240
Leo J. Graham	3/8/2012	—	—	—	—	—	—	—	3,580	$11.25	$22,733

Outstanding Equity Awards At Fiscal Year-End

The following table summarizes information about the options, warrants and rights and other equity compensation under the Company’s equity plans as of December 31, 2012, for each of the Executive Officers.

[Intentionally Left Blank]

24

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards							Stock Awards
					Equity Incentive				Market	Equity Incentive	Equity Incentive
					Plan Awards:			Number of	Value of	Plan Awards:	Plan Awards:
	Number of		Number of		Number of			Shares or	Shares or	Number of	Market or Payout
	Securities		Securities		Securities			Units of	Units of	Unearned Shares,	Value of Unearned
	Underlying		Underlying		Underlying	Option	Option	Stock That	Stock That	Units or Other	Shares, Units or
	Unexercised		Unexercised		Unexercised	Exercise	Expiration	Have Not	Have Not	Rights that Have	Other Rights That
	Options (#)		Options (#)		Unearned Options	Price	Date	Vested	Vested	Not Vested	Have Not Vested
Name	Exercisable		Unexercisable		(#)	($)		(#)	($)	(#)	($)

Michael J. Cushman	3,779	(1)	—		—	$65.30	1/30/2013	—	—	—	—
	2,400	(2)	—		—	$78.60	1/20/2014	—	—	—	—
	2,992	(4)	—		—	$99.30	1/20/2015	—	—	—	—
	2,991	(7)	—		—	$89.75	2/3/2016	—	—	—	—
	2,992	(9)	—		—	$100.15	1/25/2017	—	—	—	—
	3,611	(10)	—		—	$65.05	1/24/2018	—	—	—	—
	9,412	(11)	2,354	(11)	—	$23.95	11/20/2018	—	—	—	—
	1,000	(12)	4,000	(12)	—	$10.40	7/28/2021	—	—	—	—
	—	(13)	9,029		—	$11.25	3/8/2022	—	—	—	—

Kevin R. Watson	2,000	(8)	—		—	$81.90	4/27/2016	—	—	—	—
	1,440	(9)	—		—	$100.15	1/25/2017	—	—	—	—
	1,872	(10)	—	(10)	—	$65.05	1/24/2018	—	—	—	—
	1,487	(11)	372	(11)	—	$23.95	11/20/2018	—	—	—	—
	1,000	(12)	4,000	(12)	—	$10.40	7/28/2021	—	—	—	—
	—	(13)	3,931	(13)	—	$11.25	3/8/2022	—	—	—	—

Scott R. Louis	500	(5)	—	(5)	—	$88.15	4/28/2015	—	—	—	—
	1,120	(9)	—	(9)		$100.15	1/25/2017
	1,540	(10)	—	(10)		$65.05	1/24/2018
	884	(11)	222	(11)		$23.95	11/20/2018
	1,000	(12)	4,000	(12)		$10.40	7/28/2021	—	—	—	—
	—	(13)	3,234	(13)		$11.25	3/8/2022	—	—	—	—

Roger D. Nash	2,000	(6)	—	(6)	—	$85.00	10/20/2015	—	—	—	—
	1,120	(9)	—	(9)	—	$100.15	1/25/2017	—	—	—	—
	1,540	(10)	—	(10)		$65.05	1/24/2018
	1,304	(11)	327	(11)		$23.95	11/20/2018
	1,000	(12)	4,000	(12)		$10.40	7/28/2021	—	—	—	—
	—	(13)	3,234	(13)		$11.25	3/8/2022	—	—	—	—

Gary S. Litzsinger	800	(3)	—	(3)	—	$80.90	8/5/2014	—	—	—	—
	400	(4)	—	(4)	—	$99.30	1/20/2015	—	—	—	—
	571	(7)	—	(7)	—	$89.75	2/3/2016	—	—	—	—
	838	(9)	—	(9)	—	$100.15	1/25/2017	—	—	—	—
	1,111	(10)	—	(10)		$65.05	1/24/2018
	1,041	(11)	261	(11)		$23.95	11/20/2018
	1,000	(12)	4,000	(12)		$10.40	7/28/2021	—	—	—	—
	—	(13)	2,400	(13)		$11.25	3/8/2022	—	—	—	—

Leo J. Graham	1,000	(2)	—	(2)	—	$78.60	1/20/2014	—	—	—	—
	600	(4)	—	(4)	—	$99.30	1/20/2015	—	—	—	—
	840	(7)	—	(7)	—	$89.75	2/3/2016	—	—	—	—
	1,311	(9)	—	(9)	—	$100.15	1/25/2017	—	—	—	—
	1,705	(10)	—	(10)		$65.05	1/24/2018
	1,527	(11)	382	(11)		$23.95	11/20/2018
	1,000	(12)	4,000	(12)		$10.40	7/28/2021	—	—	—	—
	—	(13)	3,580	(13)		$11.25	3/8/2022	—	—	—	—

25

(1)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 30, 2007.
(2)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 20, 2008.
(3)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at August 5, 2008.
(4)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 20, 2009.
(5)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at April 28, 2009.
(6)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at October 20, 2009.
(7)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at February 3, 2010.
(8)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at April 27, 2010.
(9)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 25, 2011.
(10)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 24, 2012.
(11)	These stock options vest 20% per year over the next five years; 80% were vested at November 20, 2012 with the remaining vesting to occur on November 20, 2013.
(12)	These stock options vest 20% per year over the next five years; 20% were vested at July 28, 2012 with the remaining vesting to occur on July 28, 2013, 2014, 2015 and 2016.
(13)	These stock options vest 20% per year over the next five years; 0% were vested at March 8, 2012 with the remaining vesting to occur on July 28, 2012, 2013, 2014, 2015 and 2016.

 Options Exercised and Stock Vested

The following table summarizes information with respect to stock option awards exercised and restricted stock and restricted stock unit awards vested during fiscal year 2012 for each of the Executive Officers.

OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
Michael J. Cushman	—	—	—	—
Kevin R. Watson	—	—	—	—
Scott R. Louis	—	—	—	—
Roger D. Nash	—	—	—	—
Gary S. Litzsinger	—	—	—	—
Leo J. Graham	—	—	—	—

Equity Compensation Plan Information

The following table summarizes information about the options, warrants, and rights and other equity compensation under the Company’s equity plans as of December 31, 2012.

26

EQUITY COMPENSATION PLANS

	Number of		Number of
	securities to be	Weighted-	securities
	issued upon the	average	remaining
	exercise of	exercise price	available for
	outstanding	of outstanding	future issuance
	options,	options,	under equity
	warrants, and	warrants, and	compensation
	rights	rights	plans
Plan Category	(#)	($)	(#)

Equity Compensation Plans approved
by security holders (1)	248,822	$29.40	220,213

Equity Compensation Plans not
approved by security holders	None	N/A	N/A

Total	248,822	$29.40	220,213

(1)	Includes options to purchase shares of Company Common Stock under the following shareholder-approved plans: North Valley Bancorp 1998 Employee Stock Incentive Plan and North Valley Bancorp 2008 Stock Incentive Plan.

Employment Agreements

The Company entered into an Employment Agreement with Michael J. Cushman in 2001, revised in 2012. The Company entered into an Employment Agreement with Leo J. Graham in 2004, revised in 2006 and in 2012. The Company entered into Employment Agreements with Gary S. Litzsinger, Scott R. Louis and Roger D. Nash during 2005, revised in 2012. The Company entered into an Employment Agreement with Kevin R. Watson in 2006, revised in 2012.

The Employment Agreement entered into in 2001 with Mr. Cushman had an initial term of three years with annual renewals. The current Employment Agreements with Messrs. Watson, Louis, Nash, Litzsinger, and Graham have a rolling term of one year and provide that they will be automatically extended for additional one-year periods unless either the employee or the employer gives notice of non-renewal 60-days before the end of the term or extended term. All of the Employment Agreements have been extended at their annual anniversary dates upon the same terms and conditions, except for Mr. Cushman, whose Employment Agreement has been extended annually since the end of its initial three year term upon the same terms and conditions. The compensation paid to each of Messrs. Cushman, Watson, Louis, Nash, Litzsinger, and Graham for years 2012, 2011, and 2010 under the terms of their respective Employment Agreements is set forth in the “Summary Compensation Table” on page 22 of this Proxy Statement.

27

Under the terms of their respective Employment Agreements, all Executive Officers are eligible to participate in the Executive Deferred Compensation Plan and the Salary Continuation Agreements (see discussion below) and are entitled to all other benefits made available to employees of the Company generally.

All Executive Officers will receive severance pay upon termination of their written Employment Agreement by the Company without cause in an amount ranging from 12 months to 24 months of current base salary, except Mr. Cushman who also will receive a pro rata share of his annual incentive compensation for the prior year. Payment of severance pay is subject to the limitations set forth in applicable laws and regulations.

POST-EMPLOYMENT COMPENSATION

Salary Continuation Agreements

The Company has entered into a Salary Continuation Agreement with each of the Executive Officers. The Salary Continuation Agreements provide for five general classes of benefits for Executive Officers, which benefits vest over a period of eight (8) to ten (10) years with credit for prior service or as determined by the Chief Executive Officer and the Board of Directors:

1.	Normal Retirement Benefits. The normal retirement benefit is calculated to provide a target benefit in the amount equal to sixty percent (60%) of the Executive’s compensation at the time of retirement (age 65) or a lesser amount as determined by the Chief Executive Officer and the Board of Directors.

2.	Early Termination Benefit. The early termination benefit is the vested portion of the target retirement benefit.

3.	Disability Benefit. The disability benefit is a Disability Lump Sum Benefit specified in the agreement for the plan year immediately preceding the disability, payable only upon total disability as defined in the agreement.

4.	Death Benefit. The death benefit is an amount determined by a formula that takes into account the number of years of service and the anticipated compensation level at the age of retirement.

5.	Change of Control Benefit. The change of control benefit is an amount determined as follows: Executive Officer’s Fully Vested Present Value Benefit payable at age 65 for the current plan year plus two times the Executive Officer’s current Plan Year Compensation (except with respect to the Chief Executive Officer, which is 2.99 times plan year compensation). This benefit is payable only in the event of a change in control as defined in the Salary Continuation Agreement and is limited by the provisions of Internal Revenue Code section 280(g) and by federal statute or regulation.

The Company determined that it would be more cost effective for the Company to acquire prepaid policies of life insurance to fund these anticipated future obligations than to pay annual premiums. The Company, as a result of acquiring the prepaid policies, has cash values in the policies in excess of the amount paid for those policies.

28

The Company and the Executive Officers who have Salary Continuation Agreements have entered into split dollar life insurance agreements in connection with the life insurance policies obtained by the Company on their lives.

The following table illustrates the approximate annual retirement income that may become payable to a key employee credited with the number of years of service shown, assuming that benefits commence at age 65 and are payable in the form of an annuity for the employee’s life or for 20 years (whichever is greater):

ANNUAL RETIREMENT INCOME
Years of Credited Service

Final Average
Compensation	1	2	3	4	5
$100,000	$6,000	$12,000	$18,000	$24,000	$30,000
120,000	7,200	14,400	21,600	28,800	36,000
140,000	8,400	16,800	25,200	33,600	42,000
160,000	9,600	19,200	28,800	38,400	48,000
180,000	10,800	21,600	32,400	43,200	54,000
200,000	12,000	24,000	36,000	48,000	60,000
250,000	15,000	30,000	45,000	60,000	75,000
300,000	18,000	36,000	54,000	72,000	90,000

Final Average
Compensation	6	7	8	9	10
$100,000	$36,000	$42,000	$48,000	$54,000	$60,000
120,000	43,200	50,400	57,600	64,800	72,000
140,000	50,400	58,800	67,200	75,600	84,000
160,000	57,600	67,200	76,800	86,400	96,000
180,000	64,800	75,600	86,400	97,200	108,000
200,000	72,000	84,000	96,000	108,000	120,000
250,000	90,000	105,000	120,000	135,000	150,000
300,000	108,000	126,000	144,000	162,000	180,000

Mr. Cushman began accruing retirement benefits under his Salary Continuation Agreement effective January 1, 2001, and is fully vested. Messrs. Watson, Louis, Nash, Litzsinger, and Graham began accruing retirement benefits under their Salary Continuation Agreements according to their respective hire dates. The terms of the Salary Continuation Agreements did not change in form, timing, or with regard to any amount payable under the Agreements.

29

As of December 31, 2012, the Company’s aggregate accrued obligations under all Salary Continuation Agreements were $9,443,000 (includes obligations to retirees under old plans).

The following table summarizes the retirement benefits payable to the Executive Officers as of December 31, 2012.

PENSION BENEFITS TABLE

		Number
		of Years	Present Value
		Credited	of Accumulated	Payments During
Name	Plan Name	Service	Benefit	Last Fiscal Year

Michael J. Cushman	Salary Continuation Plan	15	$1,282,474	—
Kevin R. Watson	Salary Continuation Plan	6	$216,310	—
Scott R. Louis	Salary Continuation Plan	7	$410,740	—
Roger D. Nash	Salary Continuation Plan	7	$567,892	—
Gary S. Litzsinger	Salary Continuation Plan	8	$202,884	—
Leo J. Graham	Salary Continuation Plan	9	$979,116	—

Executive Deferred Compensation Plan

The Executive Deferred Compensation Plan (“EDCP”), adopted by the Directors of the Company and North Valley Bank effective January 1, 2001 and restated effective January 1, 2007, is a nonqualified executive benefit plan in which the eligible executive voluntarily elects to defer some or all of his or her current compensation in exchange for the Company’s promise to pay a deferred benefit. The deferred compensation is credited with interest under the plan and the accrued liability is paid to the executive at retirement. Unlike a 401(k) plan or a pension plan, an EDCP is a nonqualified plan. Accordingly, this plan is selectively made available to certain highly compensated employees and executives without regard to the nondiscrimination requirements of qualified plans. The EDCP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Company has purchased life insurance policies in order to provide for payment of its obligations under the Executive Deferred Compensation Plan, but the executive has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

The EDCP is embodied in a written agreement between the plan sponsor and the executive selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of employment prior to retirement. The agreement provides for full vesting of deferred amounts since the executive is setting aside his or her current compensation. If the individual leaves, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual’s beneficiary or estate.

As of December 31, 2012, the Company’s aggregate accrued obligations under all executive deferred compensation plans were $353,000.

30

The following table summarizes the nonqualified deferred compensation benefits payable to the Executive Officers as of December 31, 2012.

NONQUALIFIED DEFERRED COMPENSATION TABLE

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in Last	Withdrawals/	Balance at
	Last Fiscal Year	Last Fiscal Year	Fiscal Year	Distributions	Last Fiscal
Name	($)	($)	(1)($)	($)	($)

Michael J. Cushman	—	—	$8,051	—	$104,778
Kevin R. Watson	—	—	$—	—	$—
Scott R. Louis	—	—	$—	—	$—
Roger D. Nash	—	—	$—	—	$—
Gary S. Litzsinger	—	—	$2,494	—	$33,895
Leo J. Graham	—	—	$901	—	$11,723

(1)	Earnings credited to the accounts are based upon the terms of the Deferred Compensation Plan. The rate credited for 2012 was 8.00%.

Change in Control Agreements

In the event of a sale, dissolution or liquidation of the Company or a merger or a consolidation in which the Company is not the surviving or resulting Company, a “change in control” occurs.

All of the Executive Officers are, upon a change in control of the Company, entitled under their Employment Agreements to receive the “change in control” benefits described in their Salary Continuation Agreements (see discussion of Salary Continuation Agreements above), subject to any limitations by federal statute or regulation.

All options outstanding under the 1998 Employee Stock Incentive Plan and the 2008 Stock Incentive Plan which at the time are not fully vested may, nonetheless, under the terms of the relevant agreement of merger or consolidation or plan of sale, liquidation or dissolution, be entitled to be exercised as if they were fully (100 percent) vested. Summary information regarding each Company stock option plan is set forth below.

The North Valley Bank Executive Deferred Compensation Agreements and North Valley Bank Executive Salary Continuation Agreements provide for the acceleration of the payment of benefits to Executive Officers thereunder upon a change in control of the Company. Summary information regarding such agreements is set forth below, as of December 31, 2012.

31

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

		Amount
Name		Payable (1)

Michael J. Cushman	Payment of Three-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$3,159,265
Kevin R. Watson	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$1,608,115
Scott R. Louis	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$1,055,868
Roger D. Nash	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$981,979
Gary S. Litzsinger	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$865,423
Leo J. Graham	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$1,910,011

(1)	Each amount shown in this column is the maximum, as the individual Agreements limit the amount of payment to any Executive Officer as a result of a change in control, including the value of acceleration of any equity awards and salary continuation plans, to the maximum amount permissible to avoid an “excess parachute payment” under Section 280(g) of the Internal Revenue Code and may be further limited by federal statute or regulation.

DIRECTOR COMPENSATION

Director Compensation was reviewed by the Compensation Committee with the assistance of an independent consulting firm, EW Partners, Inc. EW Partners, Inc. reviewed Director Compensation and provided the Compensation Committee with a detailed report concerning the Company’s granting of Director Compensation either in the form of meeting fees, annual retainers, either cash or stock, stock options, and other forms of Director Compensation that may be available as a result of market study. As a result of the review by the Compensation Committee of the report and analysis done by EW Partners, Inc. and further review of the California Bankers Association Director Compensation study, the Committee made recommendation to the Board of Directors concerning the forms and amount of Director Compensation that would be appropriate for the Company and its banking subsidiary based on market study, peer analysis, duties and responsibilities of an independent director, and performance of the Company and subsidiary Bank. The following sets forth the forms of Director Compensation that the Company employs to recruit and retain experienced directors.

Director Deferred Fee Plan

The Director Deferred Fee Plan (“DDFP”), adopted by the Directors of the Company and North Valley Bank effective January 1, 2001 and restated effective January 1, 2008, is a nonqualified director benefit plan in which the eligible director voluntarily elects to defer some or all of his or her current fees in exchange for the Company’s promise to pay a deferred benefit. The deferred fees are credited with interest under the plan and the accrued liability is paid to the Director at retirement. Unlike a 401(k) plan or a pension plan, a DDFP is a nonqualified plan. Accordingly, this plan is only made available to outside Directors without regard to the nondiscrimination requirements of qualified plans. The DDFP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Company has purchased life insurance policies in order to provide for payment of its obligations under the Director Deferred Fee Plan, but the Director has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

The Company and the Directors who have DDFP Agreements have also entered into split dollar life insurance agreements in connection with the life insurance policies obtained by the Company and North Valley Bank on their lives.

32

The DDFP is embodied in a written agreement between the plan sponsor and the Director selected to participate in the plan. The Agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of Board membership prior to retirement. The Agreement provides for full vesting of deferred amounts since the Director is setting aside his or her current fees. If the individual leaves, the account balance would be paid according to the terms specified in the Agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual’s beneficiary or estate.

As of December 31, 2012, the Company’s aggregate accrued obligations under the Directors Deferred Fee Plan were $1,344,000.

Components of Director Compensation

North Valley Bancorp reviews the level of compensation of its non-employee Directors on an annual basis. To determine whether the current level of compensation for its non-employee Directors is appropriate, North Valley Bancorp has historically obtained data from a number of different sources including:

•	Publicly available data describing director compensation in peer companies;

•	Data provided by the California Banker’s Association with regard to director compensation;

•	Information obtained directly from other companies.

During 2012, each Director (other than the Chairman) of North Valley Bancorp was paid $3,000 per quarterly meeting of the Board of Directors and each Director (other than the Chairman) of North Valley Bank was paid $500 per monthly meeting of the Board of Directors. Payments for attendance at Loan Committee meetings of North Valley Bank during 2012 were $250 per meeting. The Chairman of the Board of Directors of the Company was paid $5,000 for each quarterly meeting of the Board of Directors and the Chairman of the Board of Directors of North Valley Bank was paid $850 for each Board of Directors meeting during 2012. The Chairman of the Loan Committee was paid $350 per meeting during 2012. The Chairman of the Audit Committee was paid a quarterly fee of $1,000 during 2012. The Chairman of the Compensation Committee was paid a quarterly fee of $850 during 2012. In 2012,the Board of Directors of the Company approved an annual retainer of $18,000 paid quarterly to the Chairman of the Board of the Company and $12,000 to each of the independent Directors paid quarterly.

Commencing in 1998, each non-employee Director of the Company has received an award of shares of Common Stock as part of his or her annual retainer as a Director pursuant to the 1998 Employee Stock Incentive Plan and continued under the 2008 Stock Incentive Plan. Each award is fully vested when granted to the outside Director. The amount of Common Stock awarded annually is 180 shares per Director.

During 2012, cash compensation paid to non-employee Directors of the Company totaled $154,800. Directors electing coverage under the group health insurance plan available to employees of the Company have been required to pay 100% of their health insurance premiums since January 1989.

The following table sets forth information with regard to compensation earned by non-employee Directors in 2012. Compensation earned by the only employee Director, Michael J. Cushman, is described in the “Executive Compensation” section above.

33

DIRECTOR COMPENSATION TABLE

Name (1)	Fees Earned or Paid in Cash (2)($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)($)	All Other Compensation ($)	Total ($)

Dante W. Ghidinelli	$35,750	$2,358	$31,750	—	$—	—	$69,858
Kevin D. Hartwick	$36,150	$2,358	$31,750	—	$1,395	—	$71,653
Patrick W. Kilkenny	$32,750	$2,358	$59,814	—	$—	—	$94,922
Roger B. Kohlmeier	$32,250	$2,358	$31,750	—	$—	—	$66,358
Timothy R. Magill	$32,500	$2,358	$31,750	—	$1,408	—	$68,016
Martin A. Mariani	$35,400	$2,358	$31,750	—	$2,105	—	$71,613
Dolores M. Vellutini	$31,750	$2,358	$31,750	—	$—	—	$65,858
J.M. Wells, Jr.	$51,950	$2,358	$31,750	—	$28,601	—	$114,659

(1)	Includes only Directors who served during 2012.

(2)	Includes cash payments made to Directors of North Valley Bancorp for meetings attended during 2012.

(3)	The amounts in this column represent the above-market or preferential earnings on any nonqualified compensation. The above-market rate is determined by using the amount above 120% of the Federal long-term rate. For 2012, the interest rate paid was 8.00%, and the above-market rate was determined to be 2.97%.

The following table shows the aggregate number of stock awards and option awards outstanding for each non-employee Director as of December 31, 2012.

	Aggregate Stock	Aggregate	Grant Date Fair
	Awards	Option Awards	Value of Stock and
	Outstanding as of	Outstanding as	Option Awards Made
	12/31/12	of 12/31/12	during 2012
Name	(#)	(#)	($)

Dante W. Ghidinelli	—	13,960	$34,108
Kevin D. Hartwick	—	13,960	$34,108
Patrick W. Kilkenny	—	10,000	$62,172
Roger B. Kohlmeier	—	13,240	$34,108
Timothy R. Magill	—	10,000	$34,108
Martin A. Mariani	—	13,240	$34,108
Dolores M. Vellutini	—	13,960	$34,108
J.M. Wells, Jr.	—	13,260	$34,108

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North Valley Bancorp 1998 Employee Stock Incentive Plan

The North Valley Bancorp 1998 Employee Stock Incentive Plan (the “Stock Incentive Plan”) was adopted by the Board of Directors in February 1998 and approved by the shareholders of the Company at the 1998 Annual Meeting. The Stock Incentive Plan provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options to key employees) and also provides for the award of shares of Common Stock to outside Directors. The shares of Common Stock authorized to be awarded as options under the Stock Incentive Plan consist of 120,000 shares increased in an amount equal to 2% of shares outstanding each year, commencing January 1, 1999. The Stock Incentive Plan defines “key employee” as a common-law employee of the Company, its parent or any subsidiary of the Company, an “outside Director,” or a consultant or advisor who provides services to the Company, its parent or any subsidiary of the Company. For purposes of the Stock Incentive Plan, an “outside Director” is defined as a member of the Board who is not a common-law employee of the Company, its parent or any subsidiary of the Company.

Pursuant to the Stock Incentive Plan, as of April 2, 2013, there were outstanding options to purchase 53,330 shares of Company Common Stock. As provided in the Stock Incentive Plan, the authorization to award incentive stock options terminated on February 19, 2008.

The Stock Incentive Plan is administered by a committee of the Board of Directors. As of April 2, 2013, the Committee members are Dante W. Ghidinelli, Kevin D. Hartwick, Patrick W. Kilkenny, Roger B. Kohlmeier, and Dolores M. Vellutini. The Committee must have a membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

In the event that the Company is a party to a merger or other reorganization, outstanding options and stock awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding options by the surviving Company or its parent, for their continuation by the Company (if the Company is a surviving Company), for accelerated vesting and accelerated expiration, or for settlement in cash.

North Valley Bancorp 2008 Stock Incentive Plan

The North Valley Bancorp 2008 Stock Incentive Plan (the “2008 Stock Incentive Plan”) was adopted by the Board of Directors in February 2008 and approved by the shareholders of the Company at the 2008 Annual Meeting. The 2008 Stock Incentive Plan provides for the grant to key employees of stock options, which may consist of incentive stock options or non-statutory stock options. The 2008 Stock Incentive Plan also provides for the grant to outside Directors, and to consultants and advisers to the Company, of stock options, all of which must be non-statutory stock options. The shares of Common Stock authorized to be awarded as options under the 2008 Stock Incentive Plan consist of 549,995 shares and shall be increased by a number of shares of Common Stock equal to 2% of the total number of the shares of Common Stock of the Company outstanding at the end of the most recently concluded calendar year. The vesting period is generally four years; however the vesting period can be modified at the discretion of the Company’s Board of Directors, and for all options granted in the fourth quarter in 2008 the vesting period is five years. The 2008 Stock Incentive Plan defines “key employee” as a common-law employee of the Company, its parent or any subsidiary of the Company, an “outside Director,” or a consultant or advisor who provides services to the Company, its parent or any subsidiary of the Company. For purposes of the 2008 Stock Incentive Plan, an “outside Director” is defined as a member of the Board who is not a common-law employee of the Company, its parent or any subsidiary of the Company.

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Pursuant to the 2008 Stock Incentive Plan, as of April 2, 2013, there were outstanding options to purchase 188,026 shares of Company Common Stock.

The 2008 Stock Incentive Plan is administered by a committee of the Board of Directors. As of April 2, 2013, the Committee members are Dante W. Ghidinelli, Kevin D. Hartwick, Patrick W. Kilkenny, Roger B. Kohlmeier, and Dolores M. Vellutini. The Committee must have a membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

In the event that the Company is a party to a merger or other reorganization, outstanding options and stock awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding options by the surviving Company or its parent, for their continuation by the Company (if the Company is a surviving Company), for accelerated vesting and accelerated expiration, or for settlement in cash.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee consists of the following members of the Company’s Board of Directors: Martin A. Mariani (Chairman), Roger B. Kohlmeier, Timothy R. Magill, and J.M. “Mike” Wells, Jr. All members of the Committee are independent as defined under SOX, the rules and regulations of the SEC and the corporate governance listing standards of NASDAQ.

The Compensation Committee reviews and recommends to the Board of Directors, salaries, performance based incentives, both annual and long-term, and other matters relating to the compensation of the Chief Executive Officer and the Chief Executive Officer’s recommendations as to Executive Officers, taking into consideration non-salary based benefits in the form of Company paid expenses for car allowances and club memberships. The Committee determines the base salary for the Chief Executive Officer by: (1) examining the Company’s performance against preset goals, (2) examining the Company’s performance within the banking industry, (3) evaluating the overall performance of the Chief Executive Officer, and (4) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the Company’s market area. In January 2013, the Committee recommended, and the Board approved, the following executive salaries effective February 15, 2013: Mr. Cushman’s annual salary of $323,512; Mr. Watson’s annual salary of $212,580; Mr. Louis’ annual salary of $174,879; Mr. Nash’s annual salary of $174,879; Mr. Litzsinger’s annual salary of $149,940; and Mr. Graham’s annual salary of $193,597. Each new salary represents a 3% increase over the Executive’s existing salary.

In January 2013, the Committee recommended, and the Board approved, the following stock option awards to the Executive officers: Mr. Cushman was granted 15,802 options; Mr. Watson was granted 8,256 options; Mr. Louis was granted 6,791 options; Mr. Nash was awarded 6,791 options; Mr. Litzsinger was granted 5,600 options; and Mr. Graham was granted 7,518 options.

The members of the Compensation Committee have reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the North Valley Bancorp Annual Report on Form 10-K for the year ended December 31, 2012.

Submitted by:

Martin A. Mariani, Chairman
Roger B. Kohlmeier

Timothy R. Magill
J.M. “Mike” Wells, Jr.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY’S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE ABOVE REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

The Company has a policy that it does not enter into any transactions covered under Item 404 of Regulation S-K with the exception of loans made by North Valley Bank (see “Indebtedness of Management” below). There have been no transactions, or series of similar transactions, during 2012, or any currently proposed transaction, or series of similar transactions, to which the Company or North Valley Bank was or is to be a party, in which the amount involved exceeded or will exceed $120,000 and in which any Director, Director-Nominee or Executive Officer of the Company or North Valley Bank, or any shareholder owning of record or beneficially 5% or more of North Valley Bancorp Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management

Through its banking subsidiary, North Valley Bank, the Company has had and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Company’s Directors, Executive Officers, holders of five percent or more of the Company’s Common Stock and members of the immediate family of any of the foregoing persons, including transactions with companies or organizations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated persons. Management believes that in 2012 such loan transactions did not involve more than the normal risk of collectability or present other unfavorable features. All loans and other extensions of credit made by North Valley Bank to the Directors and Executive Officers of the Company and North Valley Bank are made in compliance with the applicable restrictions of Section 22 of the Federal Reserve Act and Regulation O of the Board of Governors of the Federal Reserve System.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of the following members of the Company’s Board of Directors: Dante W. Ghidinelli (Chairman), Kevin D. Hartwick, Patrick W. Kilkenny, Roger B. Kohlmeier, and Dolores M. Vellutini. All members of the Committee are independent as defined under SOX, the SEC Regulations and NASDAQ listing standards. Both Chairman Dante W. Ghidinelli and Mr. Kevin D. Hartwick have been, as a result of their accounting backgrounds determined to be qualified as an Audit Committee Financial Expert as defined under SOX, SEC rules and regulations and NASDAQ listing standards. The Committee operates under a written Charter adopted by the Board of Directors, which is included in this Proxy Statement as Appendix A. The Audit Committee, in addition to its other functions, recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements accordance with the standards of the Public Company Accounting Oversight Board (United States) and generally accepted accounting principles and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

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The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Committee’s primary responsibilities include the following: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) retention of the Company’s independent registered public accounting firm and review and evaluation of their audit efforts along with those of the internal audit department; (3) evaluate the Company’s quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management’s establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent registered public accounting firm, financial and senior management, counsel, the internal audit department and the Board of Directors.

The Audit Committee has been updated quarterly on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm the Company’s internal control assessment process, management’s assessment with respect thereto and the independent registered public accounting firm’s consideration of the Company’s system of internal control over financial reporting as a basis for designing audit procedures, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.

It is not the duty or the responsibility of the Committee to conduct auditing or accounting reviews. Therefore, the Committee has relied, without further independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in their report on the Company’s financial statements. Furthermore, the Committee’s discussions with management do not provide the Committee with any other independent basis to determine or assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2012 with management and Crowe Horwath LLP, the Company’s independent registered public accounting firm. The Audit Committee has also discussed with Crowe Horwath LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Crowe Horwath LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountants’ communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Crowe Horwath LLP with that firm.

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The Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission and has recommended ratification of Crowe Horwath LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year 2013.

Submitted by:

Dante W. Ghidinelli (Chairman)
Kevin D. Hartwick

Patrick W. Kilkenny
Roger B. Kohlmeier

Dolores M. Vellutini

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY’S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE ABOVE REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

PROPOSAL NO. 2

ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides shareholders with the opportunity to vote on an advisory (non-binding) basis, to approve the compensation of our named Executive Officers as further described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement, including the related compensation tables and narrative discussion. This proposal, commonly known as a “Say on Pay” proposal, provides our shareholders the opportunity to express their views on our executive compensation programs, as it relates to our named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

Our Board of Directors and Compensation Committee continue to believe that an advisory vote on executive compensation that occurs on an annual basis is the most appropriate for the shareholders of the Company. At the 2012 Annual Meeting, the shareholders of the Company were provided with an opportunity to vote, on an advisory (non-binding) basis, regarding the frequency of such a “Say on Pay” vote, and the results of that advisory vote indicated a similar preference for an annual advisory vote.

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We ask our shareholders to indicate their support for our executive compensation programs for our named Executive Officers and vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the Company’s named Executive Officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the discussion in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement and the related compensation tables and narrative discussion.”

Because your vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee and may not be construed as overruling any decision by the Board of Directors or the Compensation Committee. However, the Board of Directors and Compensation Committee may, in their respective sole discretion, take into account the outcome of the vote when considering future executive compensation arrangements.

Shareholders are encouraged to carefully review the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement and the related compensation tables and narrative discussion for a detailed discussion of the Company’s executive compensation programs for our named Executive Officers.

The Board of Directors unanimously recommends a vote “FOR” the approval of Proposal No. 2 and the compensation for our named Executive Officers.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The firm of Crowe Horwath LLP served as certified independent public accountants for the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2012. Crowe Horwath LLP was appointed as the Company’s independent public accountant on November 1, 2011, as result of the Company’s previous independent auditor. Perry-Smith LLP, combining with Crowe Horwath LLP on that date. The Company’s Board of Directors has determined the firm of Crowe Horwath LLP to be fully independent of the operations of North Valley Bancorp and Subsidiaries. There have been no disagreements with Crowe Horwath LLP or Perry-Smith LLP during the fiscal years ended December 31, 2012 and 2011, respectively, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The firm of Crowe Horwath LLP, which served the Company as Independent Registered Public Accounting Firm for the 2012 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Company as the Company’s Independent Registered Public Accounting Firm for the 2013 fiscal year. Crowe Horwath LLP has no interest, financial or otherwise, in the Company. All Proxies will be voted for the ratification of the appointment of Crowe Horwath LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Crowe Horwath LLP should for any reason decline or be unable to act as Independent Registered Public Accounting Firm, the Proxies will be voted for a substitute independent registered public accounting firm to be designated by the Audit Committee.

A representative of Crowe Horwath LLP is expected to attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will respond to appropriate questions from shareholders present at the Meeting.

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The Audit Committee of the Board of Directors of the Company approved each professional service rendered by Crowe Horwath LLP during the 2012 fiscal year and considered whether the provision of non-audit services is compatible with maintaining their independence.

During the period covering the fiscal years ended December 31, 2012 and 2011, Crowe Horwath LLP performed the professional services described below. No other services were provided in 2012 and 2011.

Description	2012	20111

Audit Fees (1)	$284,000	$269,000
Audit-Related Fees (2)	$29,500	$29,500
Tax Fees (3)	$37,400	$43,000
All Other Fees (4)	$—	$4,000

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements, review of consolidated financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees represent fees for professional services in connection with the audit of the Company’s 401(k).

(3)	Tax services consist of compliance fees for the preparation of tax returns and tax payment-planning services. Tax services also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

(4)	All other fees consist primarily of consulting services.

Required Vote

The approval of the ratification of the appointment of Crowe Horwath LLP as the Company’s Independent Registered Public Accounting Firm for the 2013 fiscal year requires the affirmative vote of the holders of a majority of the shares present or represented by Proxy and voting at the Meeting.

The Board of Directors has approved the recommendation of the Audit Committee of the Board of Directors that Crowe Horwath LLP be appointed to serve as the Company’s Independent Registered Public Accounting Firm for the year 2013 and unanimously recommends a vote “FOR” ratification of the appointment of Crowe Horwath LLP.

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 SHAREHOLDER PROPOSALS

The Company’s 2014 Annual Meeting of Shareholders is scheduled for May 29, 2014. Shareholder proposals must be received by the Company no later than December 26, 2013, to be considered for inclusion in the Proxy Statement and Proxy for the 2014 Annual Meeting of Shareholders. Management of the Company will have discretionary authority to vote Proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 26, 2013, deadline.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.

By Order of the Board of Directors,

Leo J. Graham

Corporate Secretary

Redding, California

April 9, 2013

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APPENDIX A

AUDIT COMMITTEE CHARTER

1.	General Purpose:

The Audit Committee of North Valley Bancorp (the “Company”) is a committee comprised of at least three (3) members, appointed by the Bancorp’s Board of Directors (the “Board”), all of whom must be independent members of the Company’s Board. The Audit Committee will represent the Company, including all of its subsidiary banks for purposes of Audit Committee functions. The purpose of the Audit Committee is to act on behalf of the Company’s and Bank’s Boards of Directors in fulfilling the Boards’ oversight responsibilities with respect to:

1)	The integrity of the Company’s financial statements, financial reporting processes and systems of internal control regarding finance, accounting, security, regulatory and legal compliance;
2)	The independence, qualifications and performance of the Company’s independent auditors;
3)	The performance of the Company’s internal audit function and internal auditor;
4)	Communications among the independent auditors, management, the internal audit department, and the Boards of Directors;
5)	The procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding accounting or auditing matters; and
6)	The performance of Risk Management Program and of Chief Risk Officer.
2.	Statement of Policy:

The Audit Committee shall provide assistance to the members of the Boards in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community related to accounting, reporting practices, and the quality and integrity of the financial reports of the Company. While the Audit Committee will not attempt to correct problems independently, they will function as an informed, vigilant and effective monitor of the Company’s reporting process and internal controls. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Directors, the independent auditors, the internal auditors, and the management of the Company. In addition, the Audit Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out these duties, and the Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to such counsel or advisors. The Audit Committee representative shall report regularly to the Company’s and Bank’s Boards of Directors so as to keep the members of the individual Boards up to date on the activities of the Audit Committee in assisting with their oversight responsibilities.

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3.	Member Independence and Qualifications:

All members of the Audit Committee shall satisfy the independence and experience requirements of the Securities and Exchange Commission (the “SEC”) and the Nasdaq National Market (“NASDAQ”) applicable to audit committee members as in effect from time to time, when and as required by the SEC and NASDAQ. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows and shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the prior three years. At least one member of the Audit Committee shall have experience or background sufficient to meet the NASDAQ financial sophistication requirements and to also meet the definition of an “audit committee financial expert” defined in Item 407(d)(5) of SEC Regulation S-K.

4.	Member Compensation:

The members of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee (i) accept any consulting, advisory, or other compensatory fee from Company or its subsidiaries or affiliates or (ii) be an affiliated person of the Company or its subsidiaries or affiliates. Compensation for Audit Committee membership will be as set by the Company’s Board of Directors.

5.	Responsibilities Related to Registered Public Accounting Firms and Audit Firms:

The Audit Committee shall be directly responsible for the appointment, evaluation, termination, compensation, and oversight of the work of any registered public accounting firm (“Independent Auditor”), or any audit firm employed by the Company and each such firm shall report directly to the Audit Committee. The Audit Committee’s retention of any Independent Auditor firm shall be subject to the applicable vote of shareholders.

The Audit Committee shall explicitly approve the engagement of the Independent Auditor for all audit and permissible non-audit related services, including compensation to be paid therefore or the engagement for such services may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided such policies are detailed as to the particular service, the Audit Committee is informed of the particular service, and such polices and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended, to management, provided that with respect to services other than audit, review or attest services, no pre-approval is required if all of the following conditions are met: (i) the aggregate amount of all such services accounts for no more than 5% of the total revenues paid to the Independent Auditor during the fiscal year in which the services are provided; (ii) such services were not recognized by the Company to be non-audit services at the time of engagement; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee (or one or more members delegated pursuant to the following sentence). The Audit Committee may delegate its authority to grant pre-approvals to one or more members of the Audit Committee, provided that the decisions of any Audit Committee member to whom authority is delegated to grant pre-approvals is presented to the full Audit Committee at its next meeting.

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The Audit Committee shall obtain and review, at least annually, a formal written statement from the Independent Auditor delineating: (1) the internal quality control procedures of the Independent Auditor; (2) material issues raised by the Independent Auditor’s most recent quality-control review; (3) steps taken to deal with the material issues raised in the quality-control review; and (4) all relationships between the Independent Auditor and the Company and/or its subsidiaries and affiliates, consistent with Financial Accounting Standards Board Standard No. 1. The Audit Committee will consider and discuss with the Independent Auditor any disclosed relationships or services that could affect the Independent Auditor’s objectivity and independence, and assess and otherwise take appropriate action to oversee the independence of the Independent Auditor.

The Audit Committee shall ensure the rotation of the lead audit partner and the “concurring or reviewing partner” every five years, and consider the adoption of a policy of rotating the Independent Auditor on a regular basis.

The Audit Committee shall meet with the Independent Auditor prior to the commencement of an audit to discuss the scope, planning and staffing of the audit.

The Audit Committee shall consider and, if deemed appropriate, adopt a policy regarding Audit Committee pre-approval of employment by the Company of individuals formerly employed by the Independent Auditor.

The Audit Committee shall evaluate the cooperation received by the Independent Auditor during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

The Audit Committee shall discuss with the Independent Auditor and management any conflicts or disagreements between management and the Independent Auditor regarding financial reporting, accounting practices or policies and shall be responsible for resolving any conflicts regarding financial reporting.

The Audit Committee shall confer with the Independent Auditor and with senior management regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls in effect, and any special steps taken in the event of material control deficiencies.

6.	Oversight of the Integrity of the Financial Statements:

Upon completion of the audit, the Audit Committee shall review and discuss with the Independent Auditor and management the annual audited financial statements and make related recommendations in connection with the Company’s Form 10-K filings with the SEC.

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The Audit Committee shall review and discuss with the Independent Auditor and management the quarterly financial statements prior to the Company’s Form 10-Q filings with the SEC, and any other matters required to be communicated to the Audit Committee by the Independent Auditor under Statement on Auditing Standards No. 61. The Chairperson or a member of the Audit Committee may represent the entire Audit Committee for purposes of this discussion.

The Audit Committee shall discuss with management and the Independent Auditor significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting polices available under GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

The Audit Committee shall discuss with the Independent Auditor and management significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

7.	Oversight of Internal Audit Function and Internal Auditor / Risk Management Program and Chief Risk Officer:

The Audit Committee shall review the appointment, performance, and termination of the Chief Risk Officer and Internal Auditor, who shall meet with the Audit Committee on a regular basis, attend meetings of the Audit Committee, and report regularly on the activities of the Audit and Risk Management function.

The Audit Committee shall approve the annual Audit and Risk Management Plan to assure the comprehensive coverage of significant risk areas.

The Audit Committee shall discuss with management, and, as appropriate, the Independent Auditor, the Company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

The Audit Committee shall review significant Audit and Risk Review Reports (“Reports”) and/or recommendations prepared by Audit and Risk Management and review management’s responses to the Reports and/or recommendations.

The Audit Committee shall discuss material legal matters with the General Counsel of the Company and subsidiary banks, including matters reflected in the Quarterly Litigation Report.

The Audit Committee shall review with the Independent Auditor any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Independent Auditor and management’s response, if any, to such letter.

The Audit Committee shall review the results of management’s efforts to monitor compliance with the programs and policies designed to ensure adherence to applicable laws and regulations, as well as to its Code of Ethics, including review and approval of insider and affiliated-party transactions.

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The Audit Committee shall prepare the report of the audit committee required by the rules of the SEC to be included in the proxy statement for the annual meeting of the shareholders and the Company’s Annual Report on Form 10-K filed pursuant to the Securities and Exchange Act of 1934, as amended.

The Audit Committee shall review and assess the adequacy of this charter annually and recommend any proposed changes to the Company’s Board for approval.

8.	Oversight of the Credit Review Function

The Audit Committee shall review the appointment, performance, and termination of the external credit review service provider, who shall report regularly on the activities of the credit review program and shall meet with the Audit Committee at least annually.

The Audit Committee shall approve the annual Credit Review Plan to assure the comprehensive coverage of significant risk areas.

9.	Compliance Oversight Responsibilities:

Obtain from the Independent Auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934, as amended, has not been implicated.

The Audit Committee shall have oversight responsibility for the Bank’s compliance with the Community Reinvestment Act. The Audit Committee shall review and approve the Bank’s performance under this Act and recommend appointment by the appropriate Board of the Community Reinvestment Act Officer.

In the event that a Suspicious Activity Report (“SAR”) must be filed, in accordance with the Bank Secrecy Act and Bank policy, the SAR must be reviewed at the next scheduled meeting of the Audit Committee. In the event that the SAR involves an insider, or is of a significant dollar amount or impact to the Bank, a recommendation by the Bank’s legal counsel will be presented to the Audit Committee, who will determine whether presentation to the full Board is necessary.

The Audit Committee shall have the authority to appoint the Bank Secrecy Act Officer and the Bank Security Officer.

10.	Complaints:

The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Specifically, employees of the Company will be instructed that they may submit confidential, anonymous concerns regarding questionable accounting or auditing matters to the Chairperson of the Audit Committee without fear of retaliation, as outlined in the Code of Ethics / Code of Business Conduct and Ethics Policy.

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11.	Meetings:

Regular and special meetings of the Audit Committee will be held at the time and place as the Audit Committee deems necessary and appropriate and at least on a quarterly basis.

12.	Minutes:

The Secretary of the Audit Committee will maintain minutes and other relevant records of the meetings and activities of the Audit Committee. The minutes will be available for review by the Board and any regulatory agency having jurisdiction over the affairs of the Company or the Bank. In the event of any meeting in Executive Session or otherwise where the Secretary is not present, the Chair will designate an Acting Secretary of the Audit Committee for the purpose of recording the minutes of actions taken at the meeting or Executive Session thereof.

13.	Voting:

Every act consented to by a majority of the Audit Committee members present at a meeting (at which quorum is present) will be regarded as an act of the Audit Committee, unless other consent is required pursuant to this Charter, the Articles of Incorporation or By-Laws of the Company or Bank or applicable law.

14.	Telephone Conference Meetings:

Members of the Audit Committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in the meetings can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at the meeting.

15.	Amendments:

This Charter of the Audit Committee may be amended only by a resolution of the Company’s Board.

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APPENDIX B

NOMINATING COMMITTEE CHARTER

PURPOSE

The purpose of the Nominating Committee is to assist the Board of Directors by (a) establishing criteria for candidates and identifying, evaluating and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and (b) periodically reviewing and making recommendations on the composition of the Board of Directors.

COMMITTEE MEMBERSHIP

The Nominating Committee shall be comprised of at least three independent Directors appointed annually by the independent members of the Board of Directors, who shall appoint one member of the Committee to act as its Chairman. The independent members of the Board of Directors may remove members of the Committee, with or without cause. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and The NASDAQ Marketplace Rules.

NOMINATION PROCESS

1.	The Nominating Committee shall, as it deems appropriate, identify, evaluate and interview individuals who may be qualified to be members of the Board of Directors.

2.	Each candidate evaluated by the Nominating Committee shall be required to complete one or more questionnaires and provide such additional information as the Nominating Committee shall deem necessary or appropriate. Such information shall include a personal financial statement and background information concerning the candidate. The Nominating Committee shall have the authority to retain independent advisors (including legal and accounting advisors) to assist the members of the committee in carrying out their responsibilities and duties. The Committee shall have the sole authority to approve the terms of any such engagement, including the payment of fees.

3.	Candidates shall be evaluated based on the criteria established by the Nominating Committee which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Nominating Committee may determine to be relevant. Candidates selected for consideration, as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

4.	Any candidate nominated for election to the Board of Directors must (a) be recommended to the Board of Directors by the unanimous vote of approval of the members of the Nominating Committee and (b) receive a majority of votes in favor of nomination from the independent members of the Board of Directors.

5.	Each existing member of the Board of Directors whose term is ending must be evaluated for nomination for re-election by the Nominating Committee. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 2, the Nominating Committee may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such additional updated information as the Nominating Committee may deem appropriate. Such existing member of the Board of Directors must receive a majority of votes in favor of nomination from the independent members of the Board of Directors (excluding such existing member).

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MEETINGS

The Nominating Committee shall meet at least annually and such other times as it may deem appropriate, to evaluate and recommend to the Board of Directors nominees for election at the Annual Meeting of Shareholders prior to distribution of the Corporation’s proxy solicitation materials or to fill vacancies in accordance with the Corporation’s bylaws.

MINUTES

The Nominating Committee shall maintain written minutes of each meeting of the committee and such minutes shall be distributed to each member of the committee and shall be distributed to the other members of the Board of Directors.

CONFLICTS

Any conflicts between the provisions of this Charter and the provisions of the Corporation’s bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Corporation’s bylaws.

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APPENDIX C

COMPENSATION COMMITTEE

CHARTER

1.	Members. The Board of Directors (the “Board”) of North Valley Bancorp (the “Company”) shall appoint a Compensation Committee composed of at least three (3) members, all of whom must be independent members of the Board, and shall designate one member as chairperson. For purposes hereof, an “independent” director is a director who meets the NASDAQ definition of “independence,” as determined by the Board. Additionally, members of the Compensation Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.

2.	Purposes, Duties, and Responsibilities. The purpose of the Compensation Committee is to discharge the responsibilities of the Board relating to compensation of the Company’s Executive Officers and Directors and to report on the Compensation Discussion and Analysis included in the proxy statement for the annual meeting of shareholders and the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. The duties and responsibilities of the Compensation Committee are to:

(a)	Oversee the Company’s overall compensation structure, policies and programs, and assess whether the Company’s compensation structure establishes appropriate incentives for management and employees without creating risks that would be reasonably likely to have a material adverse effect on the Company.

(b)	Administer and make recommendations to the Board with respect to the Company’s incentive-compensation and equity-based compensation plans.

(c)	Review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer (the “CEO”), evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation.

(d)	Set the compensation of other Executive Officers based upon the recommendations of the CEO.

(e)	Approve stock option and other equity incentive awards for Executive Officers.

(f)	Review and approve the design of other benefit plans pertaining to Executive Officers.

(g)	Review and recommend employment agreements and severance arrangements for Executive Officers, including change-in-control provisions, plans or agreements consistent with the laws and regulations applicable to the Company, North Valley Bank, and their operations.

(h)	Approve, amend or modify the terms of any compensation or benefit plan that does not require shareholder approval.

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(i)	Review the compensation of Directors for service on the Board and its committees and recommend changes in compensation to the Board.

(j)	Review periodically succession plans relating to positions held by Executive Officers, and make recommendations to the Board regarding the selection of individuals to fill these positions.

(k)	Review and take into account the outcome of any advisory vote of the Company shareholders with regard to executive compensation when considering future executive compensation arrangements.

(l)	Annually evaluate the performance of the Compensation Committee and the adequacy of the committee’s charter.

(m)	Perform such other duties and responsibilities as are consistent with the purpose of the Compensation Committee and as the Board or the committee deems appropriate.

3.	Subcommittees. The Compensation Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Compensation Committee consisting of not less than two (2) members of the Compensation Committee.

4.	Outside Advisors. The Compensation Committee will have the authority to retain, at the expense of the Company, such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, including authority to retain and terminate any compensation consultant used to assist the committee in the evaluation of Director, CEO or executive compensation, and to approve the consultant’s fees and other retention terms.

5.	Meetings. The Compensation Committee will meet as often as may be deemed necessary or appropriate, in its judgment, either in person or telephonically, and at such times and places as the Compensation Committee determines. A majority of the members of the Compensation Committee shall constitute a quorum for the transaction of business at any meeting of the Compensation Committee. The Compensation Committee will report regularly to the full Board with respect to its activities.
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IMPORTANT ANNUAL MEETING INFORMATION	000004

ENDORSEMENT_LINE ________________ SACKPACK ________________		000000000.000000 ext 000000000.000000 ext

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 29, 2013.

Vote by Internet
• Go to www.investorvote.com/NOVB
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	1234 5678 9012 345

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.
+
1. Election of Directors:	01 - Michael J. Cushman	02 - Dante W. Ghidinelli	03 - Kevin D. Hartwick
	04 - Patrick W. Kilkenny 07 - Martin A. Mariani	05 - Roger B. Kohlmeier 08 - Dolores M. Vellutini	06 - Timothy R. Magill 09 - J.M. “Mike” Wells, Jr.

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain			For	Against	Abstain
2.	Advisory (Non-Binding) vote to approve the Company’s Executive Compensation.	☐	☐	☐	3.	Ratification of Appointment of Crowe Horwath LLP as the Company’s Independent Registered Public Accounting Firm for 2013.	☐	☐	☐
NOTE: The proxyholders are authorized to consider and vote in their discretion upon such other business as may properly come before the Meeting and any adjournment or postponement thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

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01LWWC

Notice of Internet Availability. The North Valley Bancorp Proxy Statement for the 2013 Annual Meeting of Shareholders being held on Thursday, May 30, 2013, and the Annual Report to shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2012) are available on the internet at: http://www.novb.com/proxy.aspx.

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

Proxy — North Valley Bancorp

Proxy Solicited on Behalf of the Board of Directors of North Valley Bancorp for the Annual Meeting of Shareholders, May 30, 2013

The undersigned holder of Common Stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated April 9, 2013, and revoking any proxy heretofore given, hereby constitutes and appoints Michael J. Cushman and Kevin R. Watson, and each of them, each with full power of substitution, as attorneys and proxies to represent and vote, as designated on the reverse side, all shares of Common Stock of North Valley Bancorp (the “Company”), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, May 30, 2013 at 5:30 p.m., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement and in their discretion upon such other business as may properly come before the meeting or any postponement or adjournment thereof. All properly executed proxies will be voted as indicated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR RECOMMENDED BY THE BOARD OF DIRECTORS, “FOR” APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION, AND “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE 2013 FISCAL YEAR, ALL AS DESCRIBED IN THE PROXY STATEMENT, AND AT THE PROXYHOLDERS’ DISCRETION, ON SUCH OTHER BUSINESS, IF ANY, WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS OF THE COMPANY AND MAY BE REVOKED PRIOR TO ITS EXERCISE. (Continued and to be marked, dated and signed, on the other side)